UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

2020 East Financial Way, Suite 100

(Name and address of agent for service)

(626) 914-7385

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

Annual Report

December 31, 2019

1919 FINANCIAL SERVICES FUND

1919 MARYLAND TAX-FREE INCOME FUND

1919 SOCIALLY RESPONSIVE BALANCED FUND

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the 1919 Funds will send a notice, either by mail or e-mail, each time an updated report is available on the Funds' website (www.1919funds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-844-828-1919.

Table of Contents

1919 Financial Services Fund
Letter to shareholders	1
Fund performance	4
Fund expenses	6
Fund at a glance	7
Schedule of investments	8
Statement of assets and liabilities	11
Statement of operations	12
Statements of changes in net assets	13
Financial highlights	14
1919 Maryland Tax-Free Income Fund
Letter to shareholders	17
Fund performance	20
Fund expenses	22
Fund at a glance	23
Schedule of investments	24
Statement of assets and liabilities	27
Statement of operations	28
Statements of changes in net assets	29
Financial highlights	30
1919 Socially Responsive Balanced Fund
Letter to shareholders	33
Fund performance	36
Fund expenses	38
Fund at a glance	39
Schedule of investments	40
Statement of assets and liabilities	47
Statement of operations	48
Statements of changes in net assets	49
Financial highlights	50
Notes to financial statements	53
Report of independent registered public accounting firm	66
Other information	68
Approval of investment advisory agreement	70
Trustee and officer information	73
Privacy notice	76
Directory of Funds' service providers	Back Cover

1919 Funds 2019 Annual Report

1919 Financial Services Fund
Letter to shareholders (unaudited)

Dear Shareholder,

Fearing a collapse of confidence in the 4th quarter of 2018, the Federal Reserve quickly communicated a dovish tone and proceeded to lower interest rates three times, allaying recession fears. Robust consumer spending, historically low unemployment and rising wages proved to be perfect ingredients for economic growth in 2019 and resulted in exceptionally strong performance from both equity and fixed income markets.

Small and mid-cap financial stocks gained traction while large-cap stocks soared in 2019. While the volume of bank M&A activity picked up slightly in 2019, the deal size rose considerably. We expect M&A especially among banks to remain at a healthy pace of activity. While we do not expect the market's return to be as strong as 2019, we believe market volatility will be greater, especially as we draw closer to the November U.S. election. In periods such as these, we believe the rigorous fundamental company analysis we employ should bode well for investors in 2020 from a risk/return perspective. We believe that companies with superior business models that differentiate themselves in terms of earnings growth and stability should outperform companies struggling to grow.

For the twelve months ended December 31, 2019, the 1919 Financial Services Fund Class I returned 29.49%. The Fund's unmanaged benchmarks, the S&P 500 Index and S&P 500 Financials Index returned 31.49% and 32.13% respectively for the same period.

How did we respond to these changing market conditions?

The changes to the Fund's investments were stock specific rather than reacting to the overall market conditions. We added to a number of small cap and large cap banks, capital markets, and diversified financial services stocks especially during periods of market weakness. We pared back or sold a few positions with weaker fundamentals or those that were viewed as more fully valued.

What were the leading contributors to performance?

Our selection of financial technology and major banks contributed the most to performance. The top five performing stocks were Global Payments Inc., Worldpay Inc., Ameriprise

1919 Funds 2019 Annual Report

1919 Financial Services Fund
Letter to shareholders (unaudited) (cont'd)

Financial Inc., Fiserv Inc., and Voya Financial Inc. These companies benefitted from strong EPS growth along with active M&A especially within the financial technology industry.

What were the leading detractors to performance?

The five stocks that performed the worst were Merchants Bancorp, Affiliated Managers Group Inc., Simon Property Group LP, Cadence BanCorp, and Heritage Financial Corp. These companies generally underperformed due to concerns over their earnings outlooks.

Thank you for your investment in 1919 Financial Services Fund. As always we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Christopher J. Perry, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Lee Robertson, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Charlie King, CFA
Portfolio Manager
1919 Investment Counsel, LLC

S&P 500 Index — The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

S&P 500 Financials Index — The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard financials sector.

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Opinions expressed herein are as of 12/31/19 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small and medium-capitalization companies which tend to have limited liquidity and greater price volatility than larger-capitalization companies. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging

1919 Funds 2019 Annual Report

markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2019 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2019 Annual Report

Total Returns* as of December 31, 2019

	1 Year	5 Year	10 Year
1919 Financial Services Fund Class A
With Sales Charges†
Class A	21.67%	9.84%	12.07%
Class C	27.21	10.37	11.96
Without Sales Charges
Class A	29.10	11.15	12.73
Class C	28.21	10.37	11.96
Class I	29.49	11.51	13.11
S&P 500 Index(i)	31.49	11.70	13.56
S&P 500 Financials Index(ii)	32.13	11.17	12.25

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 5.75% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2019, the total annual operating expense ratios for Class A, Class C and Class I were 1.33%, 2.05% and 1.06% respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease, and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The S&P 500 Financials Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month-end.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019. The hypothetical example is based on a six-month period ended December 31, 2019.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	10.92%	$1,000.00	$1,019.20	1.36%	$7.23
Class C	10.53	1,000.00	1,105.30	2.08	11.04
Class I	11.07	1,000.00	1,110.70	1.08	5.75

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.52%	$1,000.00	$1,018.35	1.36%	$6.92
Class C	2.52	1000.00	1,014.72	2.08	10.56
Class I	2.52	1000.00	1,019.76	1.08	5.50

1  For the six months ended December 31, 2019.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2019 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2019 Annual Report

Schedule of investments

December 31, 2019

1919 Financial Services Fund

Security	Shares	Value
Common Stocks — 98.2%
Capital Markets — 3.5%
Ameriprise Financial Inc.	22,425	$3,735,556
CME Group Inc.	19,000	3,813,680
Total Capital Markets		7,549,236
Commercial Banks — 53.4%
Bank of America Corp.	296,000	10,425,120
Banner Corp.	80,142	4,535,236
BOK Financial Corp.	31,314	2,736,844
Bryn Mawr Bank Corp.	70,000	2,886,800
Centerstate Banks Inc.	204,300	5,103,414
Coastal Financial Corp/WA	82,000	1,350,540	*
Columbia Banking System Inc.	78,805	3,206,182
Comerica Inc.	12,000	861,000
CrossFirst Bankshares Inc.	130,000	1,874,600	*
Farmers & Merchants Bank of Long Beach	200	1,569,800
Fifth Third Bancorp	104,400	3,209,256
First Financial Bancorp	57,000	1,450,080
First Foundation Inc.	123,000	2,140,200
First Western Financial Inc.	70,000	1,152,900	*
Franklin Financial Network Inc.	17,000	583,610
HBT Financial Inc.	60,000	1,139,400	*
Heritage Financial Corp.	143,000	4,046,900
JPMorgan Chase & Co.	87,310	12,171,014
Level One Bancorp Inc.	39,000	981,240
Northrim Bancorp Inc.	39,100	1,497,530
Pacific Premier Bancorp Inc.	65,263	2,127,900
PCB Bancorp	55,000	950,400
People's Utah Bancorp	102,000	3,072,240
PNC Financial Services Group Inc.	20,000	3,192,600
QCR Holdings Inc.	103,500	4,539,510
Silvergate Capital Corp.	70,000	1,113,700	*
SmartFinancial Inc.	66,000	1,560,900
Sterling Bancorp	228,200	4,810,456
Stock Yards Bancorp Inc.	34,000	1,396,040
SVB Financial Group	26,500	6,652,560	*
TCF Financial Corp.	40,648	1,902,326
Truist Financial Corp.	102,305	5,761,818
U.S. Bancorp	60,500	3,587,045
Univest Corp. of Pennsylvania	55,126	1,476,274

1919 Funds 2019 Annual Report

1919 Financial Services Fund

Security	Shares	Value
Commercial Banks — continued
Webster Financial Corp.	68,895	$3,676,237
Western Alliance Bancorp	91,000	5,187,000
Wintrust Financial Corp.	28,000	1,985,200
Total Commercial Banks		115,913,872
Consumer Finance — 2.4%
Discover Financial Services	62,000	5,258,840
Total Consumer Finance		5,258,840
Diversified Financial Services — 7.3%
Alerus Financial Corp.	70,000	1,599,500
Charles Schwab Corp.	132,000	6,277,920
Intercontinental Exchange Inc.	50,000	4,627,500
Voya Financial Inc.	56,000	3,414,880
Total Diversified Financial Services		15,919,800
Insurance — 12.0%
American Financial Group Inc.	34,650	3,799,372
Brown & Brown Inc.	114,000	4,500,720
Chubb Limited	48,500	7,549,510
Hanover Insurance Group Inc.	28,000	3,826,760
Marsh & McLennan Cos Inc.	41,000	4,567,810
RenaissanceRe Holdings Ltd	9,000	1,764,180
Total Insurance		26,008,352
IT Services — 11.0%
Black Knight Inc.	38,000	2,450,240	*
Fidelity National Information Services Inc.	27,787	3,864,894
Fiserv Inc.	22,680	2,622,488	*
Global Payments Inc.	28,699	5,239,290
I3 Verticals Inc.	90,480	2,556,060	*
Visa Inc., Class A Shares	38,400	7,215,360
Total IT Services		23,948,332
Professional Services — 0.8%
Verisk Analytics Inc., Class A Shares	11,500	1,717,410
Total Professional Services		1,717,410
Real Estate Investment Trusts (REITs) — 3.4%
Boston Properties Inc.	15,000	2,067,900
Crown Castle International Corp.	24,000	3,411,600
Simon Property Group LP	12,500	1,862,000
Total Real Estate Investment Trusts (REITs)		7,341,500

1919 Funds 2019 Annual Report

Schedule of investments (cont'd)

December 31, 2019

1919 Financial Services Fund

Security	Shares	Value
Thrifts & Mortgage Finance — 4.4%
Bridgewater Bancshares Inc.	165,000	$2,273,700	*
FS Bancorp Inc.	17,000	1,084,430
Riverview Bancorp Inc.	105,000	862,050
Territorial Bancorp Inc.	65,000	2,011,100
WSFS Financial Corp.	77,803	3,422,554
Total Thrifts & Mortgage Finance		9,653,834
Total Common Stocks (Cost — $119,891,887)		213,311,176
Short-Term Investment — 1.9%
Fidelity Investments Money Market — Government Portfolio — Class I — 1.49%(a)	4,190,183	4,190,183
Total Short-Term Investment (Cost — $4,190,183)		4,190,183
Investments in Securities at Value — 100.1% (Cost — $124,082,070)		217,501,359
Liabilities in Excess of Other Assets — (0.1)%		(284,860)
Net Assets — 100.0%		$217,216,499

Notes:

*  Non-income producing security

(a)  The rate reported is the annualized seven-day yield at year end.

Abbreviations used in this schedule:

LP — Limited Partnership

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Financial Services Fund

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in securities at value (cost $124,082,070)	$217,501,359
Foreign currency at value (cost $17,785)	17,968
Receivable for fund shares sold	60,219
Dividends and interest receivable	198,886
Prepaid expenses	30,698
Total Assets	217,809,130
Liabilities:
Payable for fund shares repurchased	145,855
Advisory fees payable	145,897
Distribution fees payable	188,645
Accrued other expenses	112,234
Total Liabilities	592,631
Net Assets	$217,216,499
Components of Net Assets:
Paid-in capital	$122,849,643
Total distributable earnings	94,366,856
Net Assets	$217,216,499
Class A:
Net Assets	$78,400,950
Shares Issued and Outstanding (unlimited shares authorized, no par value)	2,773,551
Net Asset Value and Redemption Price	$28.27
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$29.99
Class C:
Net Assets	$40,879,702
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,583,450
Net Asset Value, Redemption Price* and Offering Price Per Share	$25.82
Class I:
Net Assets	$97,935,847
Shares Issued and Outstanding (unlimited shares authorized, no par value)	3,429,698
Net Asset Value, Redemption Price and Offering Price Per Share	$28.56

* Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase. (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Financial Services Fund

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Dividend income (Net of foreign tax of $5,456)	$4,324,760
Interest income	84,324
Total Investment Income	4,409,084
Expenses:
Advisory fees (Note 3)	1,757,195
Distribution fees (Note 6)	645,556
Transfer agent fees and expenses (Note 3 & Note 6)	342,530
Administration and fund accounting fees (Note 3)	125,165
Registration fees	55,351
Shareholder reporting fees	45,564
Custody fees (Note 3)	22,388
Audit fees	15,502
Legal fees	13,479
Trustees' fees (Note 3)	11,390
Compliance fees (Note 3)	6,539
Insurance fees	4,694
Fees recouped by Adviser (Note 3)	4,332
Miscellaneous	11,267
Total Expenses	3,060,952
Net Investment Income	1,348,132
Realized and Unrealized Gain on Investments and Foreign Currency
Net realized gain on investments	7,776,801
Net change in unrealized appreciation/depreciation on:
Investments	47,227,575
Foreign currency	877
Translation of assets and liabilities denominated in foreign currency	634
Net Change in Unrealized Appreciation/Depreciation	47,229,086
Net Realized and Unrealized Gain on Investments	55,005,887
Net Increase in Net Assets Resulting from Operations	$56,354,019

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Financial Services Fund

Statements of changes in net assets

For the year ended December 31,	2019	2018
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,348,132	$455,510
Net realized gain	7,776,801	3,607,323
Net change in unrealized appreciation/depreciation	47,229,086	(47,291,959)
Net Increase (Decrease) in Net Assets Resulting From Operations	56,354,019	(43,229,126)
Distributions to Shareholders:
Class A	(2,919,179)	(1,185,165)
Class C	(1,417,117)	(822,722)
Class I	(3,853,198)	(2,040,861)
Total Distributions to Shareholders	(8,189,494)	(4,048,748)
Capital Transactions:
Net proceeds from shares sold	39,509,263	138,066,099
Reinvestment of distributions	7,613,779	3,778,413
Cost of shares repurchased	(100,580,510)	(125,012,334)
Net Increase (Decrease) in Net Assets From Capital Transactions	(53,457,468)	16,832,178
Total Decrease in Net Assets	(5,292,943)	(30,445,696)
Net Assets:
Beginning of year	222,509,442	252,955,138
End of year	$217,216,499	$222,509,442

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Financial Services Fund

Financial highlights

For a share of beneficial interest outstanding through each year presented:

Class A Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$22.77	$27.16	$23.69	$19.28	$19.40
Income from investment operations:
Net investment income[1]	0.17	0.05	0.04	0.08	0.11
Net realized and unrealized gain (loss) on investments	6.42	(4.08)	3.43	5.02	1.17
Total income (loss) from investment operations	6.59	(4.03)	3.47	5.10	1.28
Less distributions:
From net investment income	(0.17)	(0.01)	—	(0.06)	(0.09)
From net realized gain on investments	(0.92)	(0.35)	—	(0.63)	(1.31)
Total distributions	(1.09)	(0.36)	—	(0.69)	(1.40)
Net asset value, end of year	$28.27	$22.77	$27.16	$23.69	$19.28
Total return[2]	29.10%	-14.93%	14.65%	26.46%	6.53%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$78,401	$71,082	$118,310	$92,948	$70,630
Ratios to average net assets Gross expenses	1.37%	1.33%	1.37%	1.46%	1.45%
Net Expenses[3]	1.37	1.33	1.37	1.46[4]	1.45
Net investment income	0.64	0.19	0.16	0.43	0.54
Portfolio turnover rate	8%	18%	4%	8%	20%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.50% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2021 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.46%. See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

For a share of beneficial interest outstanding through each year presented:

Class C Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$20.88	$25.12	$22.07	$18.06	$18.30
Income from investment operations:
Net investment loss[1]	(0.02)	(0.13)	(0.13)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	5.88	(3.76)	3.18	4.68	1.10
Total income (loss) from investment operations	5.86	(3.89)	3.05	4.64	1.07
Less distributions:
From net realized gain on investments	(0.92)	(0.35)	—	(0.63)	(1.31)
Total distributions	(0.92)	(0.35)	—	(0.63)	(1.31)
Net asset value, end of year	$25.82	$20.88	$25.12	$22.07	$18.06
Total return[2]	28.21%	-15.57%	13.82%	25.67%	5.77%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$40,880	$46,763	$53,667	$37,271	$26,919
Ratios to average net assets Gross expenses	2.09%	2.05%	2.08%	2.19%	2.22%
Net Expenses[3]	2.09	2.05	2.08	2.13[4]	2.13[4]
Net investment loss	(0.09)	(0.52)	(0.55)	(0.24)	(0.15)
Portfolio turnover rate	8%	18%	4%	8%	20%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.25% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2021 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 2.13%. See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Financial Services Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each year presented:

Class I Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$22.98	$27.41	$23.90	$19.42	$19.50
Income from investment operations:
Net investment income[1]	0.24	0.13	0.11	0.17	0.19
Net realized and unrealized gain (loss) on investments	6.50	(4.13)	3.45	5.08	1.18
Total income (loss) from investment operations	6.74	(4.00)	3.56	5.25	1.37
Less distributions:
From net investment income	(0.24)	(0.08)	(0.05)	(0.14)	(0.14)
From net realized gain on investments	(0.92)	(0.35)	—	(0.63)	(1.31)
Total distributions	(1.16)	(0.43)	(0.05)	(0.77)	(1.45)
Net asset value, end of year	$28.56	$22.98	$27.41	$23.90	$19.42
Total return[2]	29.49%	-14.72%	14.95%[3]	27.01%	6.93%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$97,936	$104,664	$80,979	$42,003	$24,432
Ratios to average net assets Gross expenses	1.09%	1.06%	1.11%	1.18%	1.20%
Net Expenses[4]	1.09	1.06	1.10[5]	1.05[5]	1.05[5]
Net investment income	0.92	0.49	0.44	0.84	0.93
Portfolio turnover rate	8%	18%	4%	8%	20%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Total return reflects adjustments to conform to generally accounting principles.

4  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class I shares. See Note 3. This expense limitation arrangement cannot be terminated prior to April 30, 2021 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.05%.

5  Reflects fee waivers and/or expense reimbursements.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to shareholders (unaudited)

Dear Shareholder,

The municipal bond market finished the year strong, resulting in the best annual performance since 2014. The Bloomberg Barclays Municipal Bond Index, a broad proxy for the investment grade municipal bond market and the 1919 Maryland Tax-Free Income Fund's primary benchmark, tacked on 2.32% over the past six months, driving the total return for calendar year 2019 to 7.54%. The 1919 Maryland Tax-Free Income Fund's performance trailed the broad index, as the I-shares returned 5.02% for the twelve-month period, primarily due to the 1919 Maryland Fund's defensive positioning. Tax-free yields on bonds longer than five years in maturity were at all-time lows as recent as August, and reside only slightly higher as of year-end. Since the ability to earn meaningful incremental yield by buying longer maturity, riskier bonds, was limited, we decided to focus on shorter maturities. Accordingly, the Fund was managed to maintain a below benchmark duration given what we believe is an asymmetric risk profile within the market with interest rates near historically low levels.

As far as general market conditions, the sharp drop in Treasury yields in 2019 continued to set the path for all fixed income sectors, municipals included. Treasuries were supported on the short end by the Federal Reserve, who lowered overnight yields 75 basis points as insurance against the uncertainties of the tariff war. Meanwhile, demand for longer term Treasury bonds was relentless given the continued prevalence of negative yielding global sovereign debt in an environment of surprisingly low inflation readings. Specific to the municipal space, tax-free bonds benefitted from unrelenting demand as well. Municipal bond mutual funds received a record $90 billion in net inflows (versus $4 billion in 2018), while recording 51 consecutive weeks of inflows this year. Heavy buying from individuals offset modest selling from bank and insurance companies who benefit less from a tax-free income stream following the sharp reduction in corporate tax rates. Investor interest was particularly strong among individuals residing in states most impacted by the new limit on the deduction of state and local taxes contained within the tax reform act, most notably New York, California, Massachusetts, Connecticut, and of course Maryland.

1919 Funds 2019 Annual Report

1919 Maryland Tax-Free Income Fund
Letter to shareholders (unaudited) (cont'd)

After a surge in supply in the second half of 2019, overall volume of municipal bond issuance increased approximately 22% in 2019. Maryland issuance was a touch softer, showing only a 17% increase. However, these upturns came off a supply-constrained 2018 where issuance was down 24% nationally and a stunning 48% in Maryland. Therefore, it remained a challenge to find attractively priced bonds in this environment of record demand. Also, much of 2019's issuance was in the taxable municipal bond market as issuers pre-refunded tax-free bonds with taxable bonds following the 2017 Tax Cuts and Jobs Act. Prior to the Act, tax-free bonds were used to pre-refund outstanding issues, so losing this source of volume severely curtailed traditional, tax-free supply. However, we do expect to see a pick-up in traditional tax-free issuance later in 2020 and into 2021 as a variety of deferred infrastructure projects move forward. In addition, we anticipate Treasury yields will drift higher this year as well. The unemployment rate remains at 50-year lows which should pressure wages and inflation a touch. At the same time, Treasury issuance is expected to remain heavy with the introduction of a new 20-year security. That being said, we will remain patient until a meaningful opportunity justifies taking on additional interest rate risk in longer maturity bonds, and instead focus on principal preservation in the current environment.

Sincerely,

R. Scott Pierce, CFA
Portfolio Manager
1919 Investment Counsel, LLC

Basis point — Basis point is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Bloomberg Barclays Municipal Bond Index — an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. One cannot invest in an index.

Duration — commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of a comparable quality with a shorter duration.

Investment grade — a rating that indicates that a municipal or corporate bond has a relatively low risk of default.

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/19 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to others if preceded or accompanied by a current prospectus.

1919 Funds 2019 Annual Report

Mutual fund investing involves risk; Principal loss is possible. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of Maryland issues. The Fund is susceptible to adverse economic, political, tax, or regulatory changes specific to Maryland, which may magnify other risks and make the Fund more volatile than a municipal bond fund that invests in more than one state. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. Please see the Fund's prospectus for a more complete discussion of these and other risks, and the Fund's investment strategies.

Nothing contained in this communication constitutes tax or investment advice.

Investors must consult their tax advisor for advice and information concerning their particular situation.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2019 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2019 Annual Report

Total Returns* as of December 31, 2019

	1 Year	5 Year	10 Year
1919 Maryland Tax-Free Income Fund
With Sales Charges†
Class A	0.41%	1.25%	2.52%
Class C	3.29	1.58	2.39
Without Sales Charges
Class A	4.87	2.14	2.97
Class C	4.29	1.58	2.39
Class I	5.02	2.30	3.13
Bloomberg Barclays Municipal Bond Index(ii)	7.54	3.53	4.34

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 4.25% and Class C Shares have a contingent deferred sales charge (CDSC) of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2019, the total gross annual operating expense ratios for Class A, Class C and Class I were 1.04%, 1.59% and 0.90%, respectively. The total net annual operating expense ratios for Class A, Class C and Class I were 0.75%(ii), 1.30%(ii) and 0.60%(ii), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index was previously named the Barclays Municipal Bond Index.

(ii)  The Adviser has contractually agreed to waive fees and reimburse operating expenses through April 30, 2021.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019. The hypothetical example is based on a six-month period ended December 31, 2019.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.36%	$1,000.00	$1,013.60	0.75%	$3.81
Class C	1.08	1,000.00	1,010.80	1.30	6.59
Class I	1.44	1,000.00	1,014.40	0.60	3.05

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.52%	$1,000.00	$1,021.42	0.75%	$3.82
Class C	2.52	1,000.00	1,018.65	1.30	6.61
Class I	2.52	1,000.00	1,022.18	0.60	3.06

1  The six months ended December 31, 2019.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2019 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2019 Annual Report

Schedule of investments

December 31, 2019

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 100.5%
Education — 16.6%
Maryland Stadium Authority	5.000%	5/1/42	$2,000,000	$2,414,020
Maryland State EDC, Student Housing Revenue Bonds:
Frostburg State University Project	4.000%	10/1/20	500,000	507,715
Maryland Economic Development Corp.	5.000%	7/1/36	250,000	289,413
Salisbury University Project	5.000%	6/1/27	455,000	493,338
Senior Morgan State University Project	5.000%	7/1/27	1,870,000	1,973,691
University of Maryland, College Park Projects	5.000%	7/1/31	500,000	550,415
Maryland State Health & Higher EFA Revenue Bonds:
College of Notre Dame of Maryland	4.000%	10/1/25	1,645,000	1,663,424
Good Samaritan Hospital of Maryland	0.750%	4/1/35	3,700,000	3,700,000	(b)
Johns Hopkins University	5.000%	7/1/21	2,000,000	2,116,220
Maryland Institute College of Art	4.000%	6/1/42	250,000	268,995
Total Education				13,977,231
Health Care — 28.3%
County of Baltimore, MD, Oak Crest Village Inc.	5.000%	1/1/30	495,000	581,477
County of Prince George's, MD, COPS	3.000%	10/1/31	2,500,000	2,655,275
Maryland State EDC, Howard Hughes Medical Institute	0.820%	2/15/43	1,200,000	1,200,000	(b)
Maryland State Health & Higher EFA Revenue Bonds:
Adventist Rehabilitation Hospital	5.500%	1/1/27	1,250,000	1,535,737
Broadmead Inc.	4.250%	7/1/40	1,150,000	1,254,270
Carroll Hospital Center Inc.	5.000%	7/1/21	1,005,000	1,062,476
Greater Baltimore Medical Center Inc.	0.980%	7/1/25	800,000	800,000	(b)
Helix Health Issue, AMBAC	5.250%	8/15/38	3,000,000	3,981,780
James Lawrence Kernan Hospital	5.000%	7/1/34	50,000	50,034
James Lawrence Kernan Hospital	0.880%	7/1/41	1,050,000	1,050,000	(b)
James Lawrence Kernan Hospital	0.380%	7/1/41	3,400,000	3,400,000	(b)
MedStar Health Obligated Group	5.000%	5/15/42	2,000,000	2,352,120
Refunding, Mercy Ridge	4.750%	7/1/34	3,200,000	3,204,928
University of Maryland Medical System	0.900%	7/1/34	700,000	700,000	(b)
Total Health Care				23,828,097
Housing — 11.6%
Maryland Community Development Administration Local Government Infrastructure	4.000%	6/1/47	1,000,000	1,078,300
Maryland State Community Development Administration, Department of Housing and Community Development:
Bolton North LP	3.350%	9/15/34	1,000,000	1,045,450
Local Government Infrastructure, Senior Lien	4.000%	6/1/30	4,485,000	4,528,505
Local Government Infrastructure, Subordinate Lien	4.000%	6/1/30	1,000,000	1,009,700
Residential, Series A	3.850%	9/1/42	1,000,000	1,066,500
Montgomery County Housing Opportunities Commission	3.050%	7/1/44	1,000,000	994,070
Total Housing				9,722,525

1919 Funds 2019 Annual Report

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — 0.7%
Maryland EDC, EDR, Lutheran World Relief Inc. and Immigration and Refugee Service	5.250%	4/1/29	$565,000	$566,819
Total Industrial Revenue				566,819
Leasing — 1.2%
Montgomery County, MD, Lease Revenue, Metrorail Garage Project	5.000%	6/1/24	1,000,000	1,053,570
Total Leasing				1,053,570
Local General Obligation — 14.4%
Anne Arundel County, Maryland, GO Bonds, Water & Sewer	4.000%	4/1/27	1,150,000	1,249,452
Baltimore County, Maryland, GO Bonds	4.000%	8/1/23	1,270,000	1,291,222
County of Baltimore, Maryland	5.000%	3/1/30	1,000,000	1,235,660
County of Montgomery, Maryland	0.360%	11/1/37	1,500,000	1,500,000	(b)
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	3.000%	2/15/29	3,000,000	3,121,620
Maryland Stadium Authority	0.920%	3/1/26	1,925,000	1,925,000	(b)
State of Maryland	4.000%	8/1/29	500,000	544,615
State of Maryland	5.000%	3/15/31	1,000,000	1,232,280
Total Local General Obligation				12,099,849
Pre-Refunded/Escrowed to Maturity (a) — 11.2%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects	5.000%	7/1/24	3,800,000	4,245,892
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	5.000%	2/15/25	5,000,000	5,218,650
Total Pre-Refunded/Escrowed to Maturity				9,464,542
Special Tax Obligation — 3.6%
Frederick County, MD, Special Obligation, Urbana Community Development	5.000%	7/1/30	2,990,000	3,043,461
Total Special Tax Obligation				3,043,461
Transportation — 8.3%
Maryland Economic Development Corp., Air Cargo Obligated Group	4.000%	7/1/44	1,195,000	1,298,798
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	4.000%	5/1/30	3,000,000	3,539,460
Maryland State Transportation Authority Transportation Facilities Project Revenue	3.000%	7/1/31	2,000,000	2,119,080
Total Transportation				6,957,338
Water & Sewer — 4.6%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds:
Wastewater Projects, FGIC	5.000%	7/1/22	900,000	953,145
Water Projects, FGIC	5.000%	7/1/24	895,000	947,993

1919 Funds 2019 Annual Report

Schedule of investments (cont'd)

December 31, 2019

1919 Maryland Tax-Free Income Fund

	Rate	Maturity Date	Face Amount	Value
Water & Sewer — continued
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	0.800%	6/1/23	$800,000	$800,000	(b)
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George's Counties, Water Supply Refunding Bonds	5.000%	6/1/37	1,000,000	1,191,760
Total Water & Sewer				3,892,898
Total Municipal Bonds — 100.5% (Cost — $79,586,804)				84,606,330
Investments in Securities at Value — 100.5% (Cost — $79,586,804)				84,606,330
Liabilities in Excess of Other Assets — (0.5)%				(454,511)
Net Assets — 100.0%				$84,151,819

(a)  Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)  Variable rate security. Rate is determined on a periodic basis by Remarketing Agents to make a market for the bonds. Interest rate disclosed is rate at period end.

Abbreviations used in this schedule:

AMBAC  — American Municipal Bond Assurance Corporation — Insured Bonds

COPS  — Community Oriented Policing Services

EDC  — Economic Development Corporation

EDR  — Economic Development Revenue

EFA  — Educational Facilities Authority

FGIC  — Financial Guaranty Insurance Company — Insured Bonds

GO  — General Obligation

LP  — Limited Partnership

Ratings table* (unaudited)

Standard & Poor's/Moody's/Fitch**
AAA/Aaa	27.9%
AA/Aa	42.0%
A	17.8%
BBB/Baa	12.3%
100.0%

*  As a percentage of total investments.

**  The ratings shown are based on each portfolio security's rating as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in securities at value (cost $79,586,804)	$84,606,330
Receivable for Fund shares sold	19,738
Interest receivable	986,033
Prepaid expenses	23,229
Total Assets	85,635,330
Liabilities:
Payable for Fund shares repurchased	1,366,438
Payable to custodian	2,348
Distributions to shareholders	23,162
Advisory fees payable	17,500
Distribution fees payable	12,377
Accrued other expenses	61,686
Total Liabilities	1,483,511
Net Assets	$84,151,819
Components of Net Assets:
Paid-in capital	$81,712,532
Total distributable earnings	2,439,287
Net Assets	$84,151,819
Class A:
Net Assets	$57,000,149
Shares Issued and Outstanding (unlimited shares authorized, no par value)	3,634,393
Net Asset Value and Redemption Price	$15.68
Maximum Public Offering Price (based on maximum initial sales charge of 4.25%)	$16.38
Class C:
Net Assets	$7,874,959
Shares Issued and Outstanding (unlimited shares authorized, no par value)	502,086
Net Asset Value, Redemption Price* and Offering Price Per Share	$15.68
Class I:
Net Assets	$19,276,711
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,228,489
Net Asset Value, Redemption Price and Offering Price Per Share	$15.69

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Maryland Tax-Free Income Fund

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Interest Income	$2,809,958
Expenses:
Advisory fees (Note 3)	465,361
Distribution fees (Note 6)	167,170
Transfer agent fees and expenses (Note 3 & Note 6)	109,742
Administration and fund accounting fees (Note 3)	82,194
Registration fees	36,607
Audit fees	20,601
Legal fees	13,980
Trustees' fees (Note 3)	11,386
Shareholder reporting fees	10,077
Compliance fees (Note 3)	6,683
Custody fees (Note 3)	4,657
Insurance fees	3,240
Interest expense	1,814
Miscellaneous	10,407
Total Expenses	943,919
Expenses waived by the Adviser (Note 3)	(267,268)
Net Expenses	676,651
Net Investment Income	2,133,307
Realized and Unrealized Gain on Investments
Net Realized Gain	83,820
Net Change in Unrealized Appreciation/Depreciation	1,786,475
Net Realized and Unrealized Gain on Investments	1,870,295
Net Increase in Net Assets Resulting From Operations	$4,003,602

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Maryland Tax-Free Income Fund

Statements of changes in net assets

For the year ended December 31,	2019	2018
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$2,133,307	$2,599,659
Net realized gain (loss) on investments	83,820	(113,540)
Net change in unrealized appreciation/depreciation on investments	1,786,475	(1,688,664)
Net Increase in Net Assets Resulting From Operations	4,003,602	797,455
Distributions to Shareholders:
Class A	(1,445,663)	(1,789,526)
Class C	(244,394)	(377,370)
Class I	(443,250)	(432,763)
Total Distributions to Shareholders	(2,133,307)	(2,599,659)
Capital Transactions:
Net proceeds from shares sold	19,552,600	9,831,149
Reinvestment of distributions	1,857,643	2,318,081
Cost of shares repurchased	(23,514,821)	(28,001,996)
Net Decrease in Net Assets From Capital Transactions	(2,104,578)	(15,852,766)
Total Decrease in Net Assets	(234,283)	(17,654,970)
Net Assets:
Beginning of year	84,386,102	102,041,072
End of year	$84,151,819	$84,386,102

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights

For a share of beneficial interest outstanding through each year presented.

Class A Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.34	$15.63	$15.86	$16.15	$16.45
Income (loss) from investment operations:
Net investment income[1]	0.40	0.45	0.44	0.55	0.61
Net realized and unrealized gain (loss) on investments	0.34	(0.29)	(0.23)	(0.29)	(0.30)
Total income from investment operations	0.74	0.16	0.21	0.26	0.31
Less distributions:
From net investment income	(0.40)	(0.45)	(0.44)	(0.55)	(0.61)
Total distributions	(0.40)	(0.45)	(0.44)	(0.55)	(0.61)
Net asset value, end of year	$15.68	$15.34	$15.63	$15.86	$16.15
Total return[2]	4.87%	1.04%	1.34%	1.59%	1.89%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$57,000	$55,710	$69,068	$88,823	$93,064
Ratios to average net assets Gross expenses	1.07%	1.04%	0.97%	0.95%	0.93%
Net Expenses[3]	0.75[4]	0.75	0.75	0.75	0.75
Net investment income	2.57	2.92	2.80	3.39	3.73
Portfolio turnover rate	21%	43%	23%	25%	5%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.75% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2021 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the year ended December 31, 2019.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

For a share of beneficial interest outstanding through each year presented.

Class C Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.34	$15.63	$15.86	$16.15	$16.45
Income (loss) from investment operations:
Net investment income[1]	0.32	0.36	0.35	0.46	0.52
Net realized and unrealized gain (loss) on investments	0.34	(0.29)	(0.23)	(0.29)	(0.30)
Total income from investment operations	0.66	0.07	0.12	0.17	0.22
Less distributions:
From net investment income	(0.32)	(0.36)	(0.35)	(0.46)	(0.52)
Total distributions	(0.32)	(0.36)	(0.35)	(0.46)	(0.52)
Net asset value, end of year	$15.68	$15.34	$15.63	$15.86	$16.15
Total return[2]	4.29%	0.49%	0.78%	1.03%	1.34%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$7,875	$14,421	$17,562	$21,243	$22,144
Ratios to average net assets Gross expenses	1.61%	1.59%	1.54%	1.52%	1.52%
Net Expenses[3]	1.30[4]	1.30	1.30	1.30	1.30
Net investment income	2.07	2.37	2.25	2.84	3.18
Portfolio turnover rate	21%	43%	23%	25%	5%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.30% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2021 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the year ended December 31, 2019.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Maryland Tax-Free Income Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each year presented.

Class I Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.35	$15.63	$15.87	$16.16	$16.45
Income (loss) from investment operations:
Net investment income[1]	0.42	0.47	0.46	0.57	0.63
Net realized and unrealized gain (loss) on investments	0.34	(0.28)	(0.24)	(0.29)	(0.29)
Total income from investment operations	0.76	0.19	0.22	0.28	0.34
Less distributions:
From net investment income	(0.42)	(0.47)	(0.46)	(0.57)	(0.63)
Total distributions	(0.42)	(0.47)	(0.46)	(0.57)	(0.63)
Net asset value, end of year	$15.69	$15.35	$15.63	$15.87	$16.16
Total return[2]	5.02%	1.26%	1.43%	1.74%	2.12%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$19,277	$14,256	$15,411	$15,849	$16,713
Ratios to average net assets Gross expenses	0.93%	0.90%	0.88%	0.89%	0.89%
Net Expenses[3]	0.60[4]	0.60	0.60	0.60	0.60
Net investment income	2.69	3.06	2.94	3.54	3.87
Portfolio turnover rate	21%	43%	23%	25%	5%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  The Adviser agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.60% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2021 without the Board of Trustees' consent. See Note 3.

4  Interest expense was less than 0.01% for the year ended December 31, 2019.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Socially Responsive Balanced Fund
Letter to shareholders (unaudited)

Dear Shareholder,

We are pleased to bring you the annual report on the 1919 Socially Responsive Balanced Fund ("the Fund") through December 31, 2019.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year we increased exposure to the Financials and Communication Services sectors and decreased exposure to the Industrials and Health Care sectors. During the second half of the year we added to the Consumer Discretionary sector and continued increasing exposure to Communication Services while reducing exposure to the Industrials sector.

Throughout the year, we remained overweight in the Health Care, Financials, Industrials, and Information Technology sectors and maintained our underweight positioning in the Energy, Real Estate, Communication Services and Utilities sectors.

In the fixed-income portion of the Fund, we purchased Treasuries, Agencies and Corporates including seven green bonds with varying maturities. Given the relatively flat yield curve, we purchased primarily in the intermediate area. With the Fed cutting rates three times in the second half of 2019, the curve steepened going into year-end providing an opportunity to add duration.

In the equity portion of the Fund, our stock selection in the Health Care, Consumer Staples, Industrials, Consumer Discretionary, Communication Services, and Utilities sectors contributed to relative performance in 2019. In terms of sector positioning, our overweighting in the Information Technology and Industrials sectors and underweighting in the Energy and Materials sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were Apple Inc., Microsoft Corp., Estee Lauder Cos. Inc., Cintas Corp., and Costco Wholesale Corp.

The leading contributor to performance in the fixed-income portion of the Fund was the overweight to the corporate sector. On an individual security basis, the largest contributors to return were Comcast Corp. 5.65% 6/15/35, Federal National Mortgage Association 6.25% 5/15/29, Microsoft Corp. 4.2%

1919 Funds 2019 Annual Report

1919 Socially Responsive Balanced Fund
Letter to shareholders (unaudited) (cont'd)

11/3/35, Verizon Communications Inc. 5.25% 3/16/37, and Bank of America Corp. 4.183% 11/25/27.

In the equity portion of the Fund, our stock selection in the Financials and Information Technology sectors detracted from relative results for the year. In terms of sector positioning, our overweighting in the Health Care sector and our underweighting of the Communication Services sector detracted from performance. On an individual stock basis, the largest detractors from performance were Bloom Energy Corp., Simon Property Group LP, Netflix Inc., Texas Capital Bancshares Inc., and Invesco Ltd.

In the fixed-income portion of the Fund, the leading detractor to performance was a duration shorter than the benchmark. On an individual security basis, the largest detractors from performance were Federal Home Loan Bank 3.25% 11/16/28, U.S. Treasury Notes 3.125% 11/15/28, U.S. Treasury Bonds 2.75% 2/15/28, MidAmerican Energy Co. 3.65% 4/15/29 and FHLMC #E01603.

Thank you for your investment in the 1919 Socially Responsive Balanced Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed-Income Portion)
1919 Investment Counsel, LLC

Duration — commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of a comparable quality with a shorter duration.

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/19 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund's social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic

1919 Funds 2019 Annual Report

and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect; which may have a negative impact on the Fund's performance.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Funds 2019 Annual Report

Fund performance (unaudited)

Value of $10,000 Investment

(Assumes reinvestment of dividends and capital gains)

This chart illustrates the performance of a hypothetical $10,000 investment in the Fund's Class A shares over ten years. Assumes the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of dividends and capital gains, but does not reflect the effect of any other applicable sales charge or redemption fees. This chart does not imply any future performance. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

1919 Funds 2019 Annual Report

Total Returns* as of December 31, 2019

	1 Year	5 Year	10 Year
1919 Socially Responsive Balanced Fund
With Sales Charges†
Class A	17.52%	6.92%	8.18%
Class C	22.78	7.42	8.07
Without Sales Charges
Class A	24.69	8.20	8.82
Class C	23.78	7.42	8.07
Class I	25.10	8.50	9.11
S&P 500 Index(i)	31.49	11.70	13.56
Bloomberg Barclays U.S. Aggregate Index(ii)	8.72	3.05	3.75
Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%)(iii)	24.48	9.22	10.74

*  Returns over one year are annualized.

†  Class A Shares have a maximum initial sales charge of 5.75%. Class C Shares have a CDSC of 1.00% for shares redeemed within one year of purchase.

As of the Fund's current prospectus dated April 30, 2019, the total gross annual operating expense ratios for Class A, Class C and Class I were 1.29%, 1.98% and 0.97%, respectively. The total net annual operating expense ratios for Class A, Class C and Class I were 1.26%(iv), 1.98%(iv) and 0.97%(iv), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index was previously named the Barclays Aggregate Bond Index.

(iii)  The Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Bloomberg Barclays U.S. Aggregate Index.

(iv)  The Adviser has contractually agreed to waive fees and reimburse operating expenses through April 30, 2021.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Funds 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019. The hypothetical example is based on a six-month period ended December 31, 2019.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.53%	$1,000.00	$1,075.30	1.25%	$6.54
Class C	7.18	1,000.00	1071.80	1.90	9.92
Class I	7.73	1,000.00	1077.30	0.89	4.66

Based on hypothetical total return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.52%	$1,000.00	$1,018.90	1.25%	$6.36
Class C	2.52	1,000.00	1,015.63	1.90	9.65
Class I	2.52	1,000.00	1,020.72	0.89	4.53

1  For the six months ended December 31, 2019.

2  Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Funds 2019 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

1919 Funds 2019 Annual Report

Schedule of investments

December 31, 2019

1919 Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 64.4%
Communication Services — 2.1%
Netflix Inc.	5,310	$1,718,156	*
Walt Disney Co/The	21,325	3,084,235
Total Communication Services		4,802,391
Consumer Discretionary — 7.9%
Amazon.com Inc.	2,915	5,386,454	*
BorgWarner Inc.	54,200	2,351,196
Home Depot Inc/The	16,750	3,657,865
Royal Caribbean Cruises Ltd.	24,450	3,264,319
TJX Cos Inc.	55,660	3,398,600
Total Consumer Discretionary		18,058,434
Consumer Staples — 6.1%
Costco Wholesale Corp.	14,775	4,342,668
CVS Health Corp.	28,715	2,133,237
Estee Lauder Cos. Inc., Class A Shares	21,325	4,404,465
PepsiCo Inc.	22,680	3,099,676
Total Consumer Staples		13,980,046
Financials — 8.9%
Bank of America Corp.	87,910	3,096,190
Charles Schwab Corp/The	74,385	3,537,751
Citizens Financial Group Inc.	74,385	3,020,775
CME Group Inc.	17,165	3,445,359
Discover Financial Services	40,260	3,414,853
Prologis Inc.	28,610	2,550,295
Simon Property Group LP	8,425	1,254,988
Total Financials		20,320,211
Health Care — 8.5%
Boston Scientific Corp.	98,830	4,469,092	*
Chubb Limited	19,560	3,044,710
Teleflex Inc.	11,445	4,308,356
Thermo Fisher Scientific Inc.	12,170	3,953,668
UnitedHealth Group Inc.	12,590	3,701,208
Total Health Care		19,477,034
Industrials — 8.8%
Cintas Corp.	16,645	4,478,836
Danaher Corp.	24,760	3,800,165
Eaton Corp. PLC	34,330	3,251,738
Illinois Tool Works Inc.	15,085	2,709,718
Union Pacific Corp.	16,335	2,953,205
Xylem Inc/NY	37,970	2,991,656
Total Industrials		20,185,318

1919 Funds 2019 Annual Report

1919 Socially Responsive Balanced Fund

Security			Shares	Value
Information Technology — 20.0%
Adobe Systems Inc.			11,650	$3,842,286	*
Alphabet Inc., Class A Shares			4,160	5,571,862	*
Analog Devices Inc.			15,395	1,829,542
Apple Inc.			23,975	7,040,259
Broadcom Inc.			6,240	1,971,965
Facebook Inc.			16,750	3,437,937	*
Intuit Inc.			9,885	2,589,178
Microsoft Corp.			43,485	6,857,584
NVIDIA Corp.			8,325	1,958,873
PayPal Holdings Inc.			30,480	3,297,022	*
Salesforce.com Inc.			19,040	3,096,666	*
Visa Inc., Class A Shares			22,365	4,202,384
Total Information Technology				45,695,558
Telecommunication Services — 0.5%
AT&T Inc.			31,855	1,244,893
Total Telecommunication Services				1,244,893
Utilities — 1.6%
American Water Works Co. Inc.			30,275	3,719,284
Total Utilities				3,719,284
Total Common Stocks (Cost — $91,454,969)				147,483,169
	Rate	Maturity Date	Face Amount
Asset Backed Securities — 0.2%
Honda Auto Receivables 2017-2 Owner Trust	1.680%	8/16/21	$407,682	407,319
Total Asset Backed Securities (Cost — $406,517)				407,319
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), 3835 BA	4.000%	8/15/38	37,424	37,865
Federal National Mortgage Association (FNMA), 2001-53 CY	4.000%	6/25/41	50,245	53,873
Total Collateralized Mortgage Obligations (Cost — $89,778)				91,738
Corporate Bonds — 14.2%
Consumer Discretionary — 1.0%
Cintas Corp No 2	2.900%	4/1/22	325,000	331,643
Comcast Corp.	3.375%	2/15/25	210,000	221,738
Comcast Corp.	5.650%	6/15/35	600,000	790,692
Ford Motor Credit Co LLC	8.125%	1/15/20	610,000	611,146
Starbucks Corp.	2.450%	6/15/26	250,000	253,804
Total Consumer Discretionary				2,209,023

1919 Funds 2019 Annual Report

Schedule of investments (cont'd)

December 31, 2019

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 0.5%
CVS Health Corp.	3.875%	7/20/25	$260,000	$277,133
CVS Health Corp.	4.780%	3/25/38	345,000	392,848
PepsiCo Inc.	3.100%	7/17/22	390,000	402,547
Total Consumer Staples				1,072,528
Financials — 5.9%
Aflac Inc.	4.000%	2/15/22	400,000	417,564
American Express Credit Corp. (3M US LIBOR + 0.43%)	2.336%	3/3/20	405,000	405,145	(a)
Bank of America Corp. (effective 5/17/2021, 3M US LIBOR + 0.63%)	3.499%	5/17/22	410,000	418,316	(b)
Bank of America Corp. (effective 1/23/2025, 3M US LIBOR + 0.81%)	3.366%	1/23/26	550,000	575,687	(b)
Bank of America Corp.	4.183%	11/25/27	525,000	569,763
Bank of Montreal	3.100%	7/13/20	1,500,000	1,510,550
BlackRock Inc.	4.250%	5/24/21	400,000	413,210
BlackRock Inc.	3.250%	4/30/29	455,000	488,916
Boston Properties LP	4.500%	12/1/28	535,000	607,171
Citigroup Inc.	5.500%	9/13/25	325,000	371,901
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Rabobank)	4.500%	1/11/21	1,000,000	1,026,532
Goldman Sachs Group Inc.	3.500%	11/16/26	330,000	347,565
Host Hotels & Resorts LP	3.375%	12/15/29	1,300,000	1,313,373
HSBC Holdings PLC	4.000%	3/30/22	635,000	661,992
Intercontinental Exchange Inc.	3.750%	12/1/25	500,000	538,888
PNC Financial Services Group Inc.	2.200%	11/1/24	975,000	979,283
Simon Property Group LP	3.375%	12/1/27	510,000	542,644
State Street Corp.	3.700%	11/20/23	370,000	394,576
State Street Corp.	3.550%	8/18/25	360,000	387,501
State Street Corp. (effective 11/1/2029, US SOFR + 1.49)	3.031%	11/1/34	520,000	522,693	(b)
TD Ameritrade Holding Corp.	2.950%	4/1/22	325,000	332,345
Toronto-Dominion Bank	1.850%	9/11/20	575,000	575,005
Total Financials				13,400,620
Health Care — 2.9%
AbbVie Inc.	4.250%	11/14/28	600,000	664,207
AbbVie Inc.	4.400%	11/6/42	1,120,000	1,206,301
Anthem Inc.	2.875%	9/15/29	530,000	529,109
Bristol-Myers Squibb Co.	3.900%	2/20/28	365,000	402,782	(c)
Bristol-Myers Squibb Co.	3.400%	7/26/29	725,000	776,565	(c)
Express Scripts Holding Co.	3.050%	11/30/22	600,000	613,186
Gilead Sciences Inc.	4.500%	4/1/21	400,000	410,366

1919 Funds 2019 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
Gilead Sciences Inc.	4.600%	9/1/35	$320,000	$382,660
UnitedHealth Group Inc.	3.500%	8/15/39	515,000	541,986
Welltower Inc.	2.700%	2/15/27	1,200,000	1,206,282
Total Health Care				6,733,444
Information Technology — 1.1%
Apple Inc.	2.850%	2/23/23	575,000	591,781
Microsoft Corp.	4.200%	11/3/35	565,000	673,157
QUALCOMM Inc.	2.250%	5/20/20	415,000	415,487
QUALCOMM Inc. (3M US LIBOR + 0.73%)	2.666%	1/30/23	340,000	343,029	(a)
QUALCOMM Inc.	3.450%	5/20/25	500,000	529,230
Total Information Technology				2,552,684
Materials — 0.2%
Nutrien Ltd.	4.200%	4/1/29	425,000	468,692
Total Materials				468,692
Telecommunication Services — 1.1%
AT&T Inc.	4.450%	4/1/24	425,000	460,988
AT&T Inc.	4.350%	3/1/29	465,000	517,743
Verizon Communications Inc.	4.329%	9/21/28	327,000	371,436
Verizon Communications Inc.	3.875%	2/8/29	410,000	452,653
Verizon Communications Inc.	4.500%	8/10/33	350,000	408,900
Verizon Communications Inc.	5.250%	3/16/37	335,000	421,318
Total Telecommunication Services				2,633,038
Utilities — 1.5%
Avangrid Inc.	3.800%	6/1/29	650,000	690,364
DTE Electric Co.	4.050%	5/15/48	380,000	441,854
Duke Energy Carolinas LLC	3.350%	5/15/22	955,000	986,925
Georgia Power Co.	3.250%	4/1/26	345,000	358,543
MidAmerican Energy Co.	3.650%	4/15/29	475,000	519,864
Public Service Co of Colorado	3.200%	3/1/50	520,000	520,745
Total Utilities				3,518,295
Total Corporate Bonds (Cost — $30,931,638)				32,588,324
Foreign Government Agency Issues — 1.1%
International Bank for Reconstruction & Development	3.125%	11/20/25	930,000	998,617
International Finance Corp.	1.750%	3/30/20	850,000	850,046
International Finance Corp.	2.000%	10/24/22	785,000	791,916
Total Foreign Government Agency Issues (Cost — $2,558,552)				2,640,579

1919 Funds 2019 Annual Report

Schedule of investments (cont'd)

December 31, 2019

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage Backed Securities — 0.3%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool G18082	5.000%	11/1/20	$6,251	$6,463
Gold Pool G12379	4.500%	6/1/21	5,555	5,740
Gold Pool J04311	6.000%	2/1/22	12,305	12,577
Gold Pool C91417	3.500%	1/1/32	106,711	111,711
Gold Pool A35826	5.000%	7/1/35	41,680	44,543
Gold Pool G08112	6.000%	2/1/36	73,717	84,634
Gold Pool G02564	6.500%	1/1/37	38,450	44,381
Gold Pool G08179	5.500%	2/1/37	27,616	31,073
Gold Pool A65694	6.000%	9/1/37	30,849	34,598
Federal National Mortgage Association (FNMA)
Pool 490446	6.500%	3/1/29	11	13
Pool 808156	4.500%	2/1/35	8,990	9,464
Pool 891596	5.500%	6/1/36	950	1,067
Pool 190375	5.500%	11/1/36	4,582	5,153
Pool 916386	6.000%	5/1/37	30,359	34,666
Pool 946594	6.000%	9/1/37	27,163	31,055
General National Mortgage Association (GNMA)
Gold Pool 550763X	5.000%	12/15/35	124,182	138,235
Gold Pool 003922M	7.000%	11/20/36	17,963	21,003
Total Mortgage Backed Securities (Cost — $556,130)				616,376
U.S. Government & Agency Obligations — 11.7%
Federal Home Loan Banks (FHLB) (US SOFR + 0.11)	1.635%	10/1/20	1,000,000	999,774	(a)
Federal Home Loan Banks (FHLB)	3.250%	11/16/28	1,735,000	1,898,887
Federal Home Loan Banks (FHLB)	5.500%	7/15/36	125,000	175,917
Federal Home Loan Mortgage Corp (FHLMC)	6.750%	9/15/29	115,000	161,316
Federal Home Loan Mortgage Corp (FHLMC)	6.250%	7/15/32	380,000	547,869
Federal National Mortgage Association (FNMA)	1.250%	5/6/21	520,000	517,617
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	985,000	1,333,109
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	303,000	432,307
United States Treasury Bill	1.532%	1/21/20	1,300,000	1,298,995	(d)
United States Treasury Bill	1.539%	2/4/20	2,600,000	2,596,282	(d)
United States Treasury Bill	1.544%	2/11/20	1,300,000	1,297,858	(d)
United States Treasury Bonds	7.875%	2/15/21	800,000	854,687
United States Treasury Bonds	8.000%	11/15/21	250,000	279,346
United States Treasury Bonds	7.250%	8/15/22	780,000	893,207
United States Treasury Bonds	7.625%	11/15/22	850,000	994,035
United States Treasury Bonds	7.125%	2/15/23	325,000	379,920
United States Treasury Bonds	6.250%	8/15/23	550,000	639,278

1919 Funds 2019 Annual Report

1919 Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — continued
United States Treasury Bonds	7.500%	11/15/24	$1,105,000	$1,404,019
United States Treasury Bonds	7.625%	2/15/25	390,000	503,016
United States Treasury Bonds	6.875%	8/15/25	100,000	127,594
United States Treasury Bonds	6.750%	8/15/26	90,000	117,949
United States Treasury Bonds	6.500%	11/15/26	135,000	176,138
United States Treasury Bonds	6.125%	11/15/27	675,000	887,651
United States Treasury Bonds	5.500%	8/15/28	335,000	431,568
United States Treasury Bonds	3.500%	2/15/39	573,000	688,126
United States Treasury Bonds	4.375%	11/15/39	204,000	273,563
United States Treasury Notes	3.625%	2/15/20	1,275,000	1,277,970
United States Treasury Notes	3.500%	5/15/20	420,000	422,822
United States Treasury Notes	2.625%	8/15/20	900,000	905,467
United States Treasury Notes	3.000%	10/31/25	905,000	967,449
United States Treasury Notes	2.750%	2/15/28	1,630,000	1,738,178
United States Treasury Notes	3.125%	11/15/28	1,455,000	1,601,239
Total U.S. Government & Agency Obligations (Cost — $26,176,482)				26,823,153
			Shares
Short-Term Investment — 9.1%
Fidelity Investments Money Market — Government Portfolio — Class I	1.490%		20,920,414	20,920,414	(e)
Total Short-Term Investment (Cost — $20,920,414)				20,920,414
Investments in Securities at Value — 101.1% (Cost — $173,094,480)				231,571,072
Liabilities in Excess of Other Assets — (1.1)%				(2,503,280)
Net Assets — 100.0%				$229,067,792

Notes:

*  Non-income producing security.

(a)  Variable rate security. Reference rate and spread are included in the description.

(b)  Fixed to floating rate. Effective date of change and formula disclosed.

(c)  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified buyers on a public offering registered under Securities Act of 1933. The security has been deemed liquid by the advisor. At December 31, 2019, the value of these Securities totaled $1,179,347.

(d)  Rate disclosed is yield of the position.

(e)  The rate is the annualized seven-day yield at year end.

1919 Funds 2019 Annual Report

Schedule of investments (cont'd)

December 31, 2019

1919 Socially Responsive Balanced Fund

Abbreviations used in this schedule:

LIBOR  — London Inter-Bank Offered Rate

LLC  — Limited Liability Company

LP  — Limited Partnership

PLC  — Public Limited Company

SOFR  — Secured Overnight Financing Rate

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Socially Responsive Balanced Fund

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in securities at value (cost $173,094,480)	$231,571,072
Receivable for Fund shares sold	719,726
Dividends and interest receivable	675,198
Prepaid expenses	36,846
Total Assets	233,002,842
Liabilities:
Investments payable	3,551,409
Payable for Fund shares repurchased	115,064
Advisory fees payable	124,111
Distribution fees payable	53,346
Accrued other expenses	91,120
Total Liabilities	3,935,050
Net Assets	$229,067,792
Components of Net Assets:
Paid-in capital	$170,331,262
Total distributable earnings	58,736,530
Net Assets	$229,067,792
Class A:
Net Assets	$137,213,381
Shares Issued and Outstanding (unlimited shares authorized, no par value)	6,676,661
Net Asset Value and Redemption Price	$20.55
Maximum Public Offering Price (based on maximum initial sales charge of 5.75%)	$21.80
Class C:
Net Assets	$19,005,911
Shares Issued and Outstanding (unlimited shares authorized, no par value)	919,513
Net Asset Value, Redemption Price* and Offering Price Per Share	$20.67
Class I:
Net Assets	$72,848,500
Shares Issued and Outstanding (unlimited shares authorized, no par value)	3,546,930
Net Asset Value, Redemption Price and Offering Price Per Share	$20.54

*  Redemption price per share is NAV of Class C shares reduced by a CDSC of up to 1.00%, contingent upon timing of redemption (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Socially Responsive Balanced Fund

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Dividend income (Net of foreign tax of $9,253)	$1,609,842
Interest income	1,639,390
Total Investment Income	3,249,232
Expenses:
Advisory fees (Note 3)	1,095,007
Distribution fees (Note 6)	455,989
Transfer agent fees and expenses (Note 3 & Note 6)	276,085
Administration and fund accounting fees (Note 3)	119,080
Registration fees	64,275
Shareholder reporting fees	22,060
Audit fees	17,500
Legal fees	13,979
Custody fees (Note 3)	11,735
Trustees' fees (Note 3)	11,404
Compliance fees (Note 3)	6,539
Insurance fees	3,732
Fees recaptured by Adviser (Note 3)	35,171
Miscellaneous	11,997
Total Expenses	2,144,553
Net Investment Income	1,104,679
Realized and Unrealized Gain on Investments
Net Realized Gain	94,099
Net Change in Unrealized Appreciation/Depreciation	35,234,588
Net Realized and Unrealized Gain on Investments	35,328,687
Net Increase in Net Assets Resulting From Operations	$36,433,366

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Socially Responsive Balanced Fund

Statements of changes in net assets

For the year ended December 31,	2019	2018
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,104,679	$709,861
Net realized gain on investments	94,099	5,507,004
Net change in unrealized appreciation/depreciation on investments	35,234,588	(8,331,093)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,433,366	(2,114,228)
Distributions to Shareholders:
Class A	(796,479)	(6,659,683)
Class B	(140)	(17,650)
Class C	(31,315)	(729,567)
Class I	(386,505)	(1,245,184)
Total Distributions to Shareholders	(1,214,439)	(8,652,084)
Capital Transactions:
Net proceeds from shares sold	93,537,327	27,863,173
Reinvestment of distributions	1,158,348	8,268,323
Cost of shares repurchased	(32,468,206)	(21,849,964)
Net Increase in Net Assets From Capital Transactions	62,227,469	14,281,532
Total Increase in Net Assets	97,446,396	3,515,220
Net Assets:
Beginning of year	131,621,396	128,106,176
End of year	$229,067,792	$131,621,396

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights

For a share of beneficial interest outstanding through each year presented.

Class A Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.59	$17.94	$16.39	$16.65	$18.49
Income (loss) from investment operations:
Net investment income[1]	0.12	0.10	0.11	0.11	0.12
Net realized and unrealized gain (loss) on investments	3.97	(0.28)	2.55	0.85	(0.50)
Total income (loss) from investment operations	4.09	(0.18)	2.66	0.96	(0.38)
Less distributions:
From net investment income	(0.10)	(0.10)	(0.10)	(0.11)	(0.13)
From net realized gain on investments	(0.03)	(1.07)	(1.01)	(1.11)	(1.33)
Total distributions	(0.13)	(1.17)	(1.11)	(1.22)	(1.46)
Net asset value, end of year	$20.55	$16.59	$17.94	$16.39	$16.65
Total return[2]	24.69%	-1.31%	16.36%	5.76%	-2.08%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$137,213	$100,584	$106,418	$97,110	$102,033
Ratios to average net assets Gross expenses	1.25%	1.28%	1.32%	1.36%	1.21%
Net Expenses[3]	1.25	1.25	1.26	1.27	1.21
Net investment income	0.62	0.55	0.62	0.66	0.65
Portfolio turnover rate	11%	13%	30%	32%	26%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.25% of the average net assets of Class A shares. This expense limitation arrangement cannot be terminated prior to April 30, 2021 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.27%. See Note 3.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

For a share of beneficial interest outstanding through each year presented.

Class C Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.73	$18.11	$16.57	$16.83	$18.69
Income (loss) from investment operations:
Net investment loss[1]	(0.01)	(0.03)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	3.99	(0.28)	2.58	0.86	(0.51)
Total income (loss) from investment operations	3.98	(0.31)	2.56	0.85	(0.53)
Less distributions:
From net investment income	(0.01)	—	(0.01)	—	(0.00)[2]
From net realized gain on investments	(0.03)	(1.07)	(1.01)	(1.11)	(1.33)
Total distributions	(0.04)	(1.07)	(1.02)	(1.11)	(1.33)
Net asset value, end of year	$20.67	$16.73	$18.11	$16.57	$16.83
Total return[3]	23.78%	-1.95%	15.47%	5.02%	-2.82%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$19,006	$12,732	$11,982	$12,359	$13,458
Ratios to average net assets Gross expenses	1.93%	1.97%	2.01%	2.04%	2.01%
Net Expenses[4]	1.93	1.97	1.99	1.98	1.98
Net investment loss	(0.07)	(0.17)	(0.12)	(0.05)	(0.11)
Portfolio turnover rate	11%	13%	30%	32%	26%

1  Per share amounts have been calculated using the average shares method.

2  Amount represents less than $0.01 per share.

3  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 2.00% of the average net assets of Class C shares. This expense limitation arrangement cannot be terminated prior to April 30, 2021 without the Board of Trustees' consent. Prior to April 30, 2017, this limitation was 1.98%. See Note 3.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

1919 Socially Responsive Balanced Fund

Financial highlights (cont'd)

For a share of beneficial interest outstanding through each year presented.

Class I Shares	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.57	$17.91	$16.36	$16.63	$18.47
Income (loss) from investment operations:
Net investment income[1]	0.19	0.16	0.15	0.16	0.16
Net realized and unrealized gain (loss) on investments	3.96	(0.29)	2.56	0.84	(0.50)
Total income (loss) from investment operations	4.15	(0.13)	2.71	1.00	(0.34)
Less distributions:
From net investment income	(0.15)	(0.14)	(0.15)	(0.16)	(0.17)
From net realized gain on investments	(0.03)	(1.07)	(1.01)	(1.11)	(1.33)
Total distributions	(0.18)	(1.21)	(1.16)	(1.27)	(1.50)
Net asset value, end of year	$20.54	$16.57	$17.91	$16.36	$16.63
Total return[2]	25.10%	-1.00%	16.71%	6.02%	-1.89%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$72,849	$18,027	$8,965	$5,961	$5,207
Ratios to average net assets Gross expenses	0.91%	0.96%	1.01%	1.06%	1.06%
Net Expenses[3]	0.91	0.96	1.00	1.00	1.00
Net investment income	0.98	0.89	0.86	1.00	0.87
Portfolio turnover rate	11%	13%	30%	32%	26%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective April 30, 2017, the advisor agreed to limit the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.00% of the average net assets of Class I shares. This expense limitation arrangement cannot be terminated prior to April 30, 2021 without the Board of Trustees' consent. See Note 3.

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Funds 2019 Annual Report

Notes to financial statements

Note 1. Organization

The 1919 Financial Services Fund (the "Financial Services Fund"), 1919 Maryland Tax-Free Income Fund (the "Maryland Fund") and 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund", each a Fund and together, the "Funds") are separate series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Financial Services Fund and Socially Responsive Fund are registered as a diversified series; the Maryland Fund is registered as non-diversified investment series.

The Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks. The Maryland Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital. The Socially Responsive Fund seeks to provide high total return consisting of capital appreciation and current income.

On July 5, 2019 the last remaining Class B shares were automatically converted to Class A shares after being held by the shareholders for approximately 8 years from the date of purchase. For several years prior to the conversion of those shares out of Class B, all purchases by new and existing shareholders were restricted and limited to dividend reinvestments only. Accordingly, the conversion of these last remaining shares out of Class B effectively terminated Class B of the Fund.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. The Funds are each considered an investment company under GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Funds are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

1919 Funds 2019 Annual Report

Notes to financial statements (cont'd)

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by 1919 Investment Counsel, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds' assets carried at value:

FINANCIAL SERVICES FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Common Stocks	$213,311,176	$—	$—	$213,311,176
Total long-term investments	213,311,176	—	—	213,311,176
Short-term investment	4,190,183	—	—	4,190,183
Total investments	$217,501,359	$—	$—	$217,501,359

MARYLAND FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*:
Municipal Bonds	$—	$84,606,330	$—	$84,606,330
Total investments	$—	$84,606,330	$—	$84,606,330

SOCIALLY RESPONSIVE FUND

Description	Level 1	Level 2	Level 3	Total
Long-term investments*
Common Stocks	$147,483,169	$—	$—	$147,483,169
Asset Backed Securities	—	407,319	—	407,319
Collateralized Mortgage Obligations	—	91,738	—	91,738
Corporate Bonds	—	32,588,324	—	32,588,324
Foreign Government Agency Issues	—	2,640,579	—	2,640,579
Mortgage Backed Securities	—	616,376	—	616,376
U.S. Government & Agency Obligations	—	26,823,153	—	26,823,153
Total long-term investments	147,483,169	63,167,489	—	210,650,658
Short-term investment	20,920,414	—	—	20,920,414
Total investments	$168,403,583	$63,167,489	$—	$231,571,072

*  See Schedule of investments for additional detailed categorizations.

1919 Funds 2019 Annual Report

(b) Foreign currency translation. Investment securities and other assets and liabilities in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. As of December 31, 2019 the Financial Services Fund held foreign currency.

(c) REIT distribution. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Financial Services Fund and Socially Responsive Fund are generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds' records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(d) Concentration risk. The Financial Services Fund normally invests at least 80% of its assets in financial services related investments. As a result of this investment policy, an investment in the Fund may be subject to greater risk and market fluctuation than an investment in a fund that invests in securities representing a broader range of investment alternatives.

1919 Funds 2019 Annual Report

Notes to financial statements (cont'd)

The Maryland Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Maryland Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than a fund not following that practice.

The Maryland Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations. The value of the Fund's shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

(e) Foreign investment risk. The Financial Services Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Maryland Fund and Socially Responsive Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distribution to shareholders. The Financial Services Fund makes distributions from net investment income, if any, at least annually. The Maryland Fund declares income distributions each business day to shareholders of record, which are paid monthly. The Maryland Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. The Socially Responsive Fund makes distributions from net investment income on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually for each of the Funds (these are taxable for shareholders of the Maryland Fund). Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

1919 Funds 2019 Annual Report

(h) Indemnifications. In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds' maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Federal and other taxes. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds' financial statements.

Management has analyzed the Funds' tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2019, no provision for income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.

Under the terms of this agreement, the Funds pay an investment management fee, calculated daily and paid monthly for each Fund as follows:

Fund	Annual Rate
Financial Services Fund	0.80% on average net assets
Maryland Fund	0.55% on average net assets
Socially Responsive Fund	0.65% on average net assets up to $100 million 0.61% on next $100 million 0.51% on next $100 million 0.46% thereafter

1919 Funds 2019 Annual Report

Notes to financial statements (cont'd)

Effective April 30, 2017, the Adviser has contractually agreed to reduce fees and pay expenses (other than shareholder servicing fees pursuant to a Shareholder Servicing Plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on short sales or extraordinary expenses such as litigation) so that total annual operating expenses do not exceed the levels set forth below.

Fund	Class A	Class C	Class I
Financial Services Fund	1.50%	2.25%	1.25%
Maryland Fund	0.75%	1.30%	0.60%
Socially Responsive Fund	1.25%	2.00%	1.00%

The arrangements are in place until April 30, 2021, but may be terminated or amended at any time by the Board upon 60 days' notice to the Adviser or by the Adviser with consent of the Board. These arrangements, however, may be modified by the Adviser to decrease total annual operating expenses at any time. From November 10, 2014 to April 29, 2017, a similar agreement was in place with limits as follows:

Fund	Class A	Class C	Class I
Financial Services Fund	1.46%	2.13%	1.05%
Maryland Fund	0.75%	1.30%	0.60%
Socially Responsive Fund	1.27%	1.98%	1.00%

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within a rolling 36 month period from the month the Adviser earned the fee or incurred the expense if the class' total annual operating expenses have fallen to a level below the limits described above. For the year ended December 31, 2019, the Adviser recouped $4,332 and $37,282 from the Financial Services and Socially Responsive Fund, respectively. The amounts waived are detailed on each Fund's Statement of operations.

During the year ended December 31, 2019, Stifel Nicolaus, an affiliate of the Adviser and the Funds was paid for distribution and transfer agent fees of $106,306 and $17,028, respectively.

At December 31, 2019, the amounts waived by the Adviser and the eligible recapture periods are as follows:

December 31,	Maryland Fund	Socially Responsive Fund
2020:	$279,382	$31,545
2021:	264,876	37,368
2022:	267,268	4,695
Total	811,526	73,608

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services"), serves as the Funds' administrator & fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank, N.A. serves as the Funds'

1919 Funds 2019 Annual Report

custodian and provides compliance services to the Funds. Quasar Distributors, LLC ("Quasar"), an affiliate to Fund Services, acts as the Funds' distributor and principal underwriter. For the year ended, December 31, 2019, the Funds incurred the following expenses for administration & fund accounting, custody, transfer agent and compliance fees:

	1919 Financial Services	1919 Maryland Tax-Free Income Fund	1919 Socially Responsive Balanced Fund
Administration & fund accounting	$125,165	$82,194	$119,080
Custody	22,388	4,657	11,735
Transfer agent*	165,303	65,375	107,908
Compliance	6,539	6,683	6,539

*  Statement of operations includes combined service fees paid to various intermediaries as detailed on Note 6.

At December 31, 2019, the Funds had payables for administration & fund accounting, custody, transfer agent and compliance fees in the following amounts:

	1919 Financial Services	1919 Maryland Tax-Free Income Fund	1919 Socially Responsive Balanced Fund
Administration & fund accounting	$19,810	$14,000	$21,200
Custody	3,700	800	2,329
Transfer agent	26,200	11,000	17,800
Compliance	979	1,003	979

The above payable amounts are included in Accrued other expenses in each Fund's Statement of assets and liabilities.

The Independent Trustees were paid $34,180 for their services and reimbursement of travel expenses during the year ended December 31, 2019. The Funds pay no compensation to the Interested Trustee or officers of the Trust.

There is a maximum initial sales charge of 5.75% for Class A shares of the Financial Services Fund and Socially Responsive Fund; the maximum initial sales charge for Class A shares of the Maryland Fund is 4.25%. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares for the Funds, which applies if redemption occurs within 12 months from purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with other purchases in the Funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge.

1919 Funds 2019 Annual Report

Notes to financial statements (cont'd)

For the year ended December 31, 2019, Quasar, did not retain sales charges on sales of the Class A shares of the Financial Services Fund, Maryland Fund, and Socially Responsive Fund. In addition, for the year ended December 31, 2019, CDSCs paid to Quasar were:

CDSCs	Class A	Class C
Financial Services Fund	N/A	$1,396
Maryland Fund	N/A	$92
Socially Responsive Fund	N/A	$322

Note 4. Investments transactions

During the year ended December 31, 2019 the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follow:

FINANCIAL SERVICES FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$17,766,403	—
Sales	$77,939,535	—

MARYLAND FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$17,714,990	—
Sales	$18,255,857	—

SOCIALLY RESPONSIVE FUND

	Investments	U.S. Government & Agency Obligations
Purchases	$54,739,556	$9,338,366
Sales	$17,202,863	$647,379

Note 5. Income tax information and distributions to shareholders

At December 31, 2019, the components of distributable earnings for federal income tax purposes were as follows:

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Cost of Investments for tax purposes	$124,099,855	$79,586,804	$173,147,092
Gross tax unrealized appreciation	94,509,205	5,045,931	59,402,148
Gross tax unrealized depreciation	(1,089,733)	(26,405)	(978,168)
Net tax unrealized appreciation on investment	93,419,472	5,019,526	58,423,980
Undistributed ordinary income	205,705	—	256,288
Undistributed tax-exempt income	—	111,386	—
Undistributed long-term capital gains	779,119	—	81,861

1919 Funds 2019 Annual Report

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Capital loss carryforwards	$—	$(2,604,794)	$—
Other book/tax temporary differences*	(37,440)	(86,831)	(25,599)
Total distributable earnings	$94,366,856	$2,439,287	$58,736,530

*  Other book/tax differences are attributable primarily to the timing of the deductibility of various expenses.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018, for each Fund was as follows:

FINANCIAL SERVICES FUND

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distribution Paid From:
Ordinary Income	$1,246,386	$395,890
Net Long Term Capital Gains	6,943,108	3,652,858
Total	$8,189,494	$4,048,748

MARYLAND FUND

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distribution Paid From:
Tax Exempt Income	$2,096,954	$2,568,497
Ordinary Income	36,353	37,123
Total	$2,133,307	$2,605,620

SOCIALLY RESPONSIVE FUND

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distribution Paid From:
Ordinary Income	$1,021,423	$1,068,859
Net Long Term Capital Gains	193,016	7,583,225
Total	$1,214,439	$8,652,084

GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related reclassifications of foreign currency gains and losses and amortization adjustments made for reporting purposes. These classifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, the following table shows the reclassifications made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
Financial Services Fund	$—	$—	$—
Maryland Fund	—	—	—
Socially Responsive Fund	2,651	23,233	(25,884)

1919 Funds 2019 Annual Report

Notes to financial statements (cont'd)

As of December 31, 2019, the Funds have capital loss carry forward amounts ("CLCFs") as summarized in the following table. Under the provision of the Regulated Investment Company Modernization Act of 2010, CLCFs can be carried forward indefinitely, and applied to offset future capital gains. CLCFs are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year.

The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer in to their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of December 31, 2019, the Funds deferred, on a tax basis, post-October losses as shown in the table below:

	Financial Services Fund	Maryland Fund	Socially Responsive Fund
Capital Loss Carryovers — Short-Term	—	$121,361	—
Capital Loss Carryovers — Long-Term	—	2,483,433	—
Post-October Losses	—	—	—

Note 6. Class specific expenses

The Funds have each adopted a Rule 12b-1 distribution plan, under which the Funds pay a service fee with respect to their Class A, Class B (as applicable) and Class C shares as reflected in the table below. The Funds pay a distribution fee with respect to Class B (as applicable) and Class C shares as reflected in the table below. Service and distribution fees are accrued daily and paid monthly.

Fund	Class A	Class B Service	Class B Distribution	Class C Service	Class C Distribution
Financial Services Fund	0.25%	N/A	N/A	0.25%	0.75%
Maryland Fund	0.15%	N/A	N/A	0.25%	0.45%
Socially Responsive Fund	0.25%	0.25%	0.75%	0.25%	0.75%

For the year ended December 31, 2019, class specific expenses were as follows:

FINANCIAL SERVICES FUND

	December 31, 2019
	Distribution Fees	Transfer Agent Fees
Class A	$185,789	$74,375
Class C	459,767	33,431
Class I	—	69,421
Total	$645,556	$177,227

1919 Funds 2019 Annual Report

MARYLAND FUND

	December 31, 2019
	Distribution Fees	Transfer Agent Fees
Class A	$84,539	$28,878
Class C	82,631	5,518
Class I	—	9,971
Total	$167,170	$44,367

SOCIALLY RESPONSIVE FUND

	December 31, 2019
	Distribution Fees	Transfer Agent Fees
Class A	$296,037	$135,992
Class B	1,485	195
Class C	158,467	10,308
Class I	—	21,682
Total	$455,989	$168,177

Note 7. Shares of beneficial interest

At December 31, 2019, the Funds had an unlimited number of shares of beneficial interest with no par value per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of each class were as follows:

FINANCIAL SERVICES FUND

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	640,933	$17,000,095	1,204,691	$33,653,057
Shares issued on reinvestment	98,362	2,685,266	43,417	1,060,235
Shares repurchased	(1,087,866)	(28,491,445)	(2,482,597)	(68,618,028)
Net decrease	(348,571)	$(8,806,084)	(1,234,489)	$(33,904,736)
Class C
Shares sold	97,790	$2,343,145	554,877	$14,301,161
Shares issued on reinvestment	54,676	1,364,162	35,179	788,369
Shares repurchased	(808,192)	(19,495,910)	(487,641)	(11,853,646)
Net increase (decrease)	(655,726)	$(15,788,603)	102,415	$3,235,884
Class I
Shares sold	764,948	$20,166,023	3,190,096	$90,111,881
Shares issued on reinvestment	129,236	3,564,351	78,320	1,929,809
Shares repurchased	(2,018,544)	(52,593,155)	(1,668,197)	(44,540,660)
Net increase (decrease)	(1,124,360)	$(28,862,781)	1,600,219	$47,501,030

1919 Funds 2019 Annual Report

Notes to financial statements (cont'd)

MARYLAND FUND

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	648,578	$10,146,605	252,410	$3,873,870
Shares issued on reinvestment	80,979	1,264,061	104,798	1,610,078
Shares repurchased	(726,433)	(11,340,522)	(1,145,495)	(17,623,310)
Net increase (decrease)	3,124	$70,144	(788,287)	$(12,139,362)
Class C
Shares sold	57,643	$894,554	54,491	$837,419
Shares issued on reinvestment	12,622	196,684	20,352	312,668
Shares repurchased	(508,144)	(7,957,460)	(258,645)	(3,970,111)
Net decrease	(437,879)	$(6,866,222)	(183,802)	$(2,820,024)
Class I
Shares sold	543,895	$8,511,441	333,945	$5,119,860
Shares issued on reinvestment	25,403	396,898	25,732	395,335
Shares repurchased	(269,652)	(4,216,839)	(416,611)	(6,408,575)
Net increase (decrease)	299,646	$4,691,500	(56,934)	$(893,380)

SOCIALLY RESPONSIVE FUND

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,201,948	$23,191,922	541,398	$9,935,852
Shares issued on reinvestment	39,470	757,200	370,926	6,457,115
Shares repurchased	(625,875)	(11,882,323)	(783,107)	(14,312,444)
Net increase	615,543	$12,066,799	129,217	$2,080,523
Class B
Shares sold	—	$—	—	$—
Shares issued on reinvestment	8	138	1,032	17,375
Shares repurchased	(17,326)	(323,208)	(26,072)	(468,001)
Net decrease	(17,318)	$(323,070)	(25,040)	$(450,626)
Class C
Shares sold	492,561	$9,506,076	183,404	$3,317,639
Shares issued on reinvestment	1,465	28,972	34,531	603,608
Shares repurchased	(335,770)	(6,477,060)	(118,224)	(2,175,643)
Net increase	158,256	$3,057,988	99,711	$1,745,604
Class I
Shares sold	3,156,042	$60,839,329	794,071	$14,609,682
Shares issued on reinvestment	19,170	372,038	68,480	1,190,225
Shares repurchased	(716,073)	(13,785,615)	(275,413)	(4,893,876)
Net increase	2,459,139	$47,425,752	587,138	$10,906,031

1919 Funds 2019 Annual Report

Note 8. Subsequent events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Maryland Fund has made the following distributions per share:

Record Date	Payable Date	Class A	Class C	Class I
Daily	1/31/2020	$0.030317	$0.022975	$0.032313

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Funds' distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Funds' distributor at the close of the transaction, subject to Board approval.

Note 9. New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 ("ASU 2017-08"), "Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it requires the premium to be amortized to the earliest call date. The Funds have adopted the provisions of ASU 2017-08 and have concluded that the change in accounting principle does not materially impact the financial statement amounts.

1919 Funds 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Financial Services Fund,
1919 Maryland Tax-Free Income Fund, and
1919 Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of 1919 Financial Services Fund, 1919 Maryland Tax-Free Income Fund, and 1919 Socially Responsive Balanced Fund, each a series of shares of beneficial interest in Trust for Advised Portfolios (the "Funds"), including the schedules of investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

1919 Funds 2019 Annual Report

Report of independent registered public accounting firm (cont'd)

regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
February 28, 2020

1919 Funds 2019 Annual Report

1919 Funds

Other information (unaudited)

December 31, 2019

Proxy Voting

The Funds' proxy voting guidelines and a record of the Funds' proxy votes for the 12 months ended June 30, 2019 are available without charge, upon request, by calling 1-844-828-1919 and on the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the EDGAR database on the Securities and Exchange Commission's website at www.sec.gov. These Forms may also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

The percentage of the ordinary income distributions paid monthly by the Maryland Tax-Free Income Fund for the year ended December 31, 2019 qualifying as tax-exempt interest dividends for Federal income tax purposes is 98.30%.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income for the year ended December 31, 2019, designated as qualified dividend/net interest income for the Funds is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Socially Responsive Balanced Fund	97.74

100% of the ordinary income distributions paid monthly by the 1919 Maryland Tax-Free Income Fund for the year ended December 31, 2019, are Qualified Net Investment Income.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2019, is as follows:

Percentage
1919 Financial Services Fund	100.00%
1919 Maryland Tax-Free Income Fund	—
1919 Socially Responsive Balanced Fund	97.71

1919 Funds 2019 Annual Report

1919 Funds

Other information (unaudited) (cont'd)

December 31, 2019

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the year ended December 31, 2019, by Funds is as follows:

Percentage
1919 Financial Services Fund	—%
1919 Maryland Tax-Free Income Fund	—
1919 Socially Responsive Balanced Fund	8.89

1919 Funds 2019 Annual Report

Approval of Investment Advisory Agreement for
1919 Financial Services Fund
1919 Maryland Tax-Free Income Fund
1919 Socially Responsive Balanced Fund (unaudited)

At a meeting held on August 13 and 14, 2019, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with 1919 Investment Counsel, LLC ("1919" or the "Adviser"), for the 1919 Financial Services Fund (the "Financial Services Fund"), 1919 Maryland Tax-Free Income Fund (the "Maryland Fund"), and 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund"), each a "Fund" and together, the "Funds". Ahead of the August meeting, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of 1919, including information regarding its compliance program, chief compliance officer and compliance record, and its disaster recovery/business continuity plan. The Board also considered the existing relationship between 1919 and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year it had met with the Adviser in person to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that 1919 had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Funds on both an absolute basis and in comparison, to its peer group and relevant benchmark indexes.

1919 Funds 2019 Annual Report

Approval of Investment Advisory Agreement for
1919 Financial Services Fund
1919 Maryland Tax-Free Income Fund
1919 Socially Responsive Balanced Fund (unaudited) (cont'd)

o  For the Financial Services Fund, the Board considered that, while the Fund had underperformed relative to its peer group median/average for the one-year period as of June 30, 2019 and to its benchmark indexes for all periods, it had outperformed for the three-year, five-year, and ten-year periods relative to its peer group median/average. The Board noted that the Fund had achieved more than ten calendar years of performance results.

o  For the Maryland Fund, the board considered that the Fund performed slightly below its peer group median/average for the 1-, 5-, and 10-year periods as of June 30, 2019, but had slightly outperformed for the 3-year period. The Board also considered that the Fund underperformed its benchmark index for all periods as of June 30, 2019. The Board took into account that both the peer group and the benchmark index covered states other than Maryland and, therefore, the Board also reviewed performance information for the Fund relative to competitors in the Maryland municipal bond fund space over various periods of time. The Board noted that the Fund had performed mostly in line relative to its Maryland-specific peer group. The Board also noted that the Fund had achieved more than ten calendar years of performance results.

o  For the Socially Responsive Fund, the Board considered that, while the Fund underperformed relative to its benchmark index for the 5- and 10-year periods as of June 30, 2019, it outperformed for the 1- and 3-year periods and outperformed its peer group median/average for all periods. The Board noted that the Fund had achieved more than ten calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fees payable by the Funds, including a comparison of those fees to fees charged by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for each of the Fund's classes.

o  For the Financial Services Fund, the Board noted that the Fund's advisory fee and net expense ratio were slightly higher than its peer group median and average.

o  For the Maryland Fund, the Board noted that the Fund's advisory fee was higher than, and the net expense ratio was in line with, its peer group median and average. The Board took into account that the peer group included single state municipal bond funds other than Maryland and, therefore, also reviewed advisory and net expense ratio information for the Fund relative to competitors in the Maryland municipal bond fund space.

1919 Funds 2019 Annual Report

Approval of Investment Advisory Agreement for
1919 Financial Services Fund
1919 Maryland Tax-Free Income Fund
1919 Socially Responsive Balanced Fund (unaudited) (cont'd)

o  As for the Socially Responsive Fund, the Board considered that the Fund's advisory fee was lower than both the peer group median and average and noted that the Fund's net expense ratio was higher than its peer group median and average but was well within the peer group range.

•  After reviewing the materials that were provided, the Trustees concluded that the fees to be received by 1919 were fair and reasonable.

•  For the Financial Services Fund and the Maryland Fund, the Trustees considered 1919's assertion that, based on the asset size of the Funds, economies of scale had not yet been achieved. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved. As for the Socially Responsive Fund, the Trustees considered that, in addition to 1919's commitment to maintain its cap on the Fund's expense ratio, 1919's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared with shareholders through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of 1919 from managing the Funds. In assessing 1919's profitability, the Trustees reviewed 1919's financial information that was provided in the materials and took into account both the direct and indirect benefits to 1919 from managing the Funds. The Trustees concluded that 1919's profits from managing the Funds were not excessive and, after a review of the relevant financial information, 1919 appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Funds.

1919 Funds 2019 Annual Report

Trustee and officer information (unaudited)

December 31, 2019

Independent Trustees4:

John Chrystal
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Insurance Acquisition Corp., Director (February 2019 – present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2012)

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1943
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014).
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

1919 Funds 2019 Annual Report

Interested Trustee5:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	Trustee, Chairman, President and Principal Executive Officer
Term of office[1] and length of time served	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

Officers:

Steven J. Jensen
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1957
Position(s) held with Trust	Vice President, Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)

1919 Funds 2019 Annual Report

Trustee and officer information (unaudited) (cont'd)

December 31, 2019

Officers cont'd

Scott A. Resnick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1983
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during past 5 years	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 – present); Associate, Legal & Compliance, PIMCO (2012 – 2018)

1  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund's distributor.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (844) 828-1919.

1919 Funds 2019 Annual Report

Privacy notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;

Information you give us orally; and/or

Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

1919 Funds 2019 Annual Report

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Annual Report

December 31, 2019

1919 VARIABLE SOCIALLY RESPONSIVE BALANCED FUND

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the 1919 Funds will send a notice, either by mail or e-mail, each time an updated report is available on the Funds' website (www.1919funds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-844-828-1919.

Table of Contents

Letter to Shareholders	II
Fund performance	1
Fund expenses	3
Fund at a glance	4
Schedule of investments	5
Statement of assets and liabilities	10
Statement of operations	11
Statements of changes in net assets	12
Financial highlights	13
Notes to financial statements	14
Report of independent registered public accounting firm	21
Other information	23
Approval of investment
advisory agreement	24
Trustee and officer information	26
Privacy notice	29
Directory of Fund's service providers	Back Cover

Letter to Shareholders (unaudited)

Dear Shareholder,

We are pleased to bring you the annual report on the 1919 Variable Socially Responsive Balanced Fund ("the Fund") through December 31, 2019.

Throughout the year, the Fund took a variety of measures to respond to changing market conditions. During the first half of the year we increased exposure to the Financials and Communication Services sectors and decreased exposure to the Industrials and Health Care sectors. During the second half of the year we added to the Consumer Discretionary sector and continued increasing exposure to Communication Services while reducing exposure to the Industrials sector.

Throughout the year, we remained overweight in the Health Care, Financials, Industrials, and Information Technology sectors and maintained our underweight positioning in the Energy, Real Estate, Communication Services and Utilities sectors.

In the fixed-income portion of the Fund, we purchased Treasuries, Agencies and Corporates including seven green bonds with varying maturities. Given the relatively flat yield curve, we purchased primarily in the intermediate area. With the Fed cutting rates three times in the second half of 2019, the curve steepened going into year-end providing an opportunity to add duration.

In the equity portion of the Fund, our stock selection in the Health Care, Consumer Staples, Industrials, Consumer Discretionary, Communication Services, and Utilities sectors contributed to relative performance in 2019. In terms of sector positioning, our overweighting in the Information Technology and Industrials sectors and underweighting in the Energy and Materials sectors also enhanced results. On an individual stock basis, the largest contributors to performance for the year were Apple Inc., Microsoft Corp., Estee Lauder Cos. Inc., Cintas Corp., and Costco Wholesale Corp.

The leading contributor to performance in the fixed-income portion of the Fund was the overweight to the corporate sector. On an individual security basis, the largest contributors to return were Comcast Corp. 5.65% 6/15/35, Federal National Mortgage Association 6.25% 5/15/29, Microsoft Corp. 4.2% 11/3/35, Verizon Communications Inc. 5.25% 3/16/37, and Bank of America Corp. 4.183% 11/25/27.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report

In the equity portion of the Fund, our stock selection in the Financials and Information Technology sectors detracted from relative results for the year. In terms of sector positioning, our overweighting in the Health Care sector and our underweighting of the Communication Services sector detracted from performance. On an individual stock basis, the largest detractors from performance were Bloom Energy Corp., Simon Property Group LP, Netflix Inc., Texas Capital Bancshares Inc., and Invesco Ltd.

In the fixed-income portion of the Fund, the leading detractor to performance was a duration shorter than the benchmark. On an individual security basis, the largest detractors from performance were Federal Home Loan Bank 3.25% 11/16/28, U.S. Treasury Bonds 3.125% 11/15/28, U.S. Treasury 2.75% 2/15/28, MidAmerican Energy Co. 3.65% 4/15/29 and FHLMC #E01603.

Thank you for your investment in the 1919 Variable Socially Responsive Balanced Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment and social goals.

Sincerely,

Ronald T. Bates
Portfolio Manager (Equity Portion)
1919 Investment Counsel, LLC

Aimee M. Eudy
Portfolio Manager (Fixed-Income Portion)
1919 Investment Counsel, LLC

Duration — commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of a comparable quality with a shorter duration.

Past performance is not a guarantee of future results.

Opinions expressed herein are as of 12/31/19 and are subject to change at any time, are not a guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of investments for a complete list of Fund holdings.

This report has been prepared for shareholders and may be distributed to other if preceded or accompanied by a current prospectus.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report

Letter to Shareholders (unaudited) (cont'd)

Mutual fund investing involves risk. Principal loss is possible. The Fund's social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect; which may have a negative impact on the Fund's performance.

1919 Funds are distributed by Quasar Distributors, LLC.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report

Fund performance (unaudited)

Hypothetical comparison of Change in Value of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund over ten years. Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Total Returns as of December 31, 2019

	1 Year	5 Years*	10 Years*
1919 Variable Socially Responsive Balanced Fund	26.70%	8.88%	9.44%
S&P 500 Index(i)	31.49	11.70	13.56
Bloomberg Barclays U.S. Aggregate Index(ii)	8.72	3.05	3.75
Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%)(iii)	24.48	9.22	10.74

*  Average annualized returns

As of the Fund's current prospectus dated April 30, 2019, the gross total and net annual operating expense ratios were 1.30% and 0.89%(iv), respectively. Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-844-828-1919.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of investments in this report for a complete list of Fund holdings.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
1

Fund performance (unaudited) (cont'd)

(i)  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

(ii)  The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(iii)  The Blended S&P 500 Index (70%) and Bloomberg Barclays U.S. Aggregate Index (30%) has been prepared to parallel the targeted allocation of investments between equity and fixed-income securities. It consists of 70% of the performance of the S&P 500 Index and 30% of the Bloomberg Barclays U.S. Aggregate Index.

(iv)  The Adviser has contractually agreed to waive fees and reimburse operating expenses through April 30, 2021.

The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
2

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical example for comparison purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return1

Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
8.26%	$1,000.00	$1,082.60	0.89%	$4.67

Based on hypothetical total return1

Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
2.52%	$1,000.00	$1,020.72	0.89%	$4.53

1  For the six months ended December 31, 2019.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund's investments as of December 31, 2019 and December 31, 2018. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
4

Schedule of investments

December 31, 2019

1919 Variable Socially Responsive Balanced Fund

Security	Shares	Value
Common Stocks — 68.9%
Communication Services — 2.2%
Netflix Inc.	900	$291,213	*
Walt Disney Co/The	3,690	533,685
Total Communication Services		824,898
Consumer Discretionary — 8.5%
Amazon.com Inc.	505	933,159	*
BorgWarner Inc.	9,380	406,905
Home Depot Inc/The	2,900	633,302
Royal Caribbean Cruises Ltd.	4,275	570,755
TJX Cos Inc.	9,630	588,008
Total Consumer Discretionary		3,132,129
Consumer Staples — 6.4%
Costco Wholesale Corp.	2,585	759,783
CVS Health Corp.	4,480	332,819
Estee Lauder Cos. Inc., Class A Shares	3,580	739,413
PepsiCo Inc.	3,990	545,314
Total Consumer Staples		2,377,329
Financials — 9.4%
Bank of America Corp.	15,210	535,696
Charles Schwab Corp/The	12,870	612,097
Citizens Financial Group Inc.	12,985	527,321
CME Group Inc.	2,970	596,138
Discover Financial Services	6,880	583,561
Prologis Inc.	5,180	461,745
Simon Property Group LP	1,155	172,049
Total Financials		3,488,607
Health Care — 9.1%
Boston Scientific Corp.	17,100	773,262	*
Chubb Limited	3,385	526,909
Teleflex Inc.	1,990	749,116
Thermo Fisher Scientific Inc.	2,105	683,851
UnitedHealth Group Inc.	2,205	648,226
Total Health Care		3,381,364
Industrials — 9.5%
Cintas Corp.	2,885	776,296
Danaher Corp.	4,315	662,266
Eaton Corp. PLC	5,980	566,426
Illinois Tool Works Inc.	2,610	468,834

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
5

Schedule of investments (cont'd)

December 31, 2019

1919 Variable Socially Responsive Balanced Fund

Security			Shares	Value
Industrials — continued
Union Pacific Corp.			2,825	$510,732
Xylem Inc/NY			6,570	517,650
Total Industrials				3,502,204
Information Technology — 21.4%
Adobe Systems Inc.			1,910	629,937	*
Alphabet Inc., Class A Shares			725	971,058	*
Analog Devices Inc.			2,635	313,143
Apple Inc.			4,275	1,255,354
Broadcom Inc.			1,110	350,782
Facebook Inc.			2,930	601,382	*
Intuit Inc.			1,710	447,900
Microsoft Corp.			7,525	1,186,693
NVIDIA Corp.			1,415	332,950
PayPal Holdings Inc.			5,325	576,005	*
Salesforce.com Inc.			3,315	539,152	*
Visa Inc., Class A Shares			3,870	727,173
Total Information Technology				7,931,529
Telecommunication Services — 0.6%
AT&T Inc.			5,345	208,883
Total Telecommunication Services				208,883
Utilities — 1.8%
American Water Works Co. Inc.			5,300	651,105
Total Utilities				651,105
Total Common Stocks (Cost — $13,277,802)				25,498,048
	Rate	Maturity Date	Face Amount
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), 3835 BA	4.000%	8/15/38	$11,227	11,359
Federal National Mortgage Association (FNMA), 2001-53 CY	4.000%	6/25/41	6,909	7,408
Total Collateralized Mortgage Obligations (Cost — $18,577)				18,767
Corporate Bonds — 17.7%
Consumer Discretionary — 1.4%
Comcast Corp.	3.375%	2/15/25	70,000	73,913
Comcast Corp.	5.650%	6/15/35	200,000	263,564
Ford Motor Credit Co LLC	8.125%	1/15/20	195,000	195,366
Total Consumer Discretionary				532,843
Consumer Staples — 0.7%
CVS Health Corp.	4.780%	3/25/38	105,000	119,563
PepsiCo Inc.	3.100%	7/17/22	135,000	139,343
Total Consumer Staples				258,906

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
6

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 6.0%
Aflac Inc.	4.000%	2/15/22	$130,000	$135,709
American Express Credit Corp.	2.200%	3/3/20	125,000	125,005
Bank of America Corp. (effective 5/17/2021, 3M US LIBOR + 0.63%)	3.499%	5/17/22	130,000	132,637	(a)
Bank of America Corp. (effective 1/23/2025, 3M US LIBOR + 0.81%)	3.366%	1/23/26	160,000	167,473	(a)
Bank of America Corp.	4.183%	11/25/27	165,000	179,068
Bank of Montreal	3.100%	7/13/20	110,000	110,774
BlackRock Inc.	3.250%	4/30/29	105,000	112,827
Citigroup Inc.	5.500%	9/13/25	110,000	125,874
Host Hotels & Resorts LP	3.375%	12/15/29	225,000	227,314
Intercontinental Exchange Inc.	3.750%	12/1/25	75,000	80,833
PNC Financial Services Group Inc/The	2.200%	11/1/24	110,000	110,483
Simon Property Group LP	3.375%	12/1/27	155,000	164,921
State Street Corp. (effective 11/1/2029, US SOFR + 1.49)	3.031%	11/1/34	85,000	85,440	(a)
TD Ameritrade Holding Corp.	2.950%	4/1/22	125,000	127,825
Toronto-Dominion Bank	1.850%	9/11/20	200,000	200,002
Welltower Inc.	2.700%	2/15/27	125,000	125,654
Total Financials				2,211,839
Health Care — 3.0%
AbbVie Inc.	4.400%	11/6/42	150,000	161,558
Boston Properties LP	4.500%	12/1/28	155,000	175,909
Bristol-Myers Squibb Co.	3.900%	2/20/28	105,000	115,869	(b)
Bristol-Myers Squibb Co.	3.400%	7/26/29	125,000	133,890	(b)
Express Scripts Holding Co.	3.050%	11/30/22	185,000	189,066
Gilead Sciences Inc.	4.500%	4/1/21	125,000	128,239
Gilead Sciences Inc.	4.600%	9/1/35	100,000	119,581
UnitedHealth Group Inc.	3.500%	8/15/39	95,000	99,978
Total Health Care				1,124,090
Information Technology — 2.0%
Apple Inc.	2.850%	2/23/23	185,000	190,399
Microsoft Corp.	4.200%	11/3/35	175,000	208,500
QUALCOMM Inc.	2.250%	5/20/20	135,000	135,158
QUALCOMM Inc.	3.450%	5/20/25	175,000	185,231
Total Information Technology				719,288
Materials — 0.3%
Nutrien Ltd.	4.200%	4/1/29	110,000	121,309
Total Materials				121,309

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
7

Schedule of investments (cont'd)

December 31, 2019

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 2.1%
AT&T Inc.	4.450%	4/1/24	$150,000	$162,702
AT&T Inc.	4.350%	3/1/29	115,000	128,044
Verizon Communications Inc.	4.329%	9/21/28	104,000	118,132
Verizon Communications Inc.	3.875%	2/8/29	100,000	110,403
Verizon Communications Inc.	4.500%	8/10/33	110,000	128,512
Verizon Communications Inc.	5.250%	3/16/37	105,000	132,055
Total Telecommunication Services				779,848
Utilities — 2.2%
Avangrid Inc.	3.800%	6/1/29	125,000	132,762
DTE Electric Co.	4.050%	5/15/48	120,000	139,533
Duke Energy Carolinas LLC	3.350%	5/15/22	275,000	284,193
Georgia Power Co.	3.250%	4/1/26	100,000	103,925
MidAmerican Energy Co.	3.650%	4/15/29	90,000	98,501
Public Service Co of Colorado	3.200%	3/1/50	55,000	55,079
Total Utilities				813,993
Total Corporate Bonds (Cost — $6,132,472)				6,562,116
Foreign Government Agency Issues — 2.2%
International Bank for Reconstruction & Development	3.125%	11/20/25	270,000	289,921
International Finance Corp.	1.750%	3/30/20	270,000	270,015
International Finance Corp.	2.000%	10/24/22	255,000	257,246
Total Foreign Government Agency Issues (Cost — $793,058)				817,182
Mortgage Backed Securities — 0.4%
Federal Home Loan Mortgage Corporation (FHLMC)
Gold Pool C91417	3.500%	1/1/32	37,663	39,427
Gold Pool A35826	5.000%	7/1/35	18,160	19,407
Gold Pool A49479	5.000%	6/1/36	17,807	19,346
Gold Pool A65694	6.000%	9/1/37	20,826	23,357
Federal National Mortgage Association (FNMA)
Pool 896885	6.000%	6/1/22	1,073	1,092
Pool 995262	5.500%	1/1/24	9,036	9,395
Pool 891596	5.500%	6/1/36	23,759	26,666
Pool 900936	6.500%	2/1/37	2,737	3,038
Pool 946594	6.000%	9/1/37	16,645	19,030
Total Mortgage Backed Securities (Cost — $147,288)				160,758
U.S. Government & Agency Obligations — 7.6%
Federal Home Loan Mortgage Corp (FHLMC)	6.750%	9/15/29	35,000	49,096
Federal Home Loan Mortgage Corp (FHLMC)	6.250%	7/15/32	70,000	100,923
Federal National Mortgage Association (FNMA)	1.250%	5/6/21	165,000	164,244
Federal National Mortgage Association (FNMA)	6.250%	5/15/29	110,000	148,875
Federal National Mortgage Association (FNMA)	6.625%	11/15/30	365,000	520,766
United States Treasury Bonds	7.875%	2/15/21	250,000	267,090

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
8

1919 Variable Socially Responsive Balanced Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — continued
United States Treasury Bonds	8.000%	11/15/21	$75,000	$83,804
United States Treasury Bonds	7.625%	11/15/22	250,000	292,363
United States Treasury Bonds	6.250%	8/15/23	90,000	104,609
United States Treasury Bonds	7.500%	11/15/24	265,000	336,710
United States Treasury Bonds	6.875%	8/15/25	50,000	63,797
United States Treasury Bonds	6.750%	8/15/26	30,000	39,316
United States Treasury Bonds	5.500%	8/15/28	10,000	12,883
United States Treasury Bonds	3.500%	2/15/39	131,000	157,320
United States Treasury Bonds	4.375%	11/15/39	242,000	324,521
United States Treasury Notes	3.625%	2/15/20	125,000	125,291
Total U.S. Government & Agency Obligations (Cost — $2,505,548)				2,791,608
			Shares
Short-Term Investment — 3.1%
Fidelity Institutional Money Market - Government Portfolio - Class I	1.490%		1,137,143	1,137,143	(c)
Total Short-Term Investment (Cost — $1,137,143)				1,137,143
Investments in Securities at Value — 100.0% (Cost — $24,011,888)				36,985,622
Other Assets in Excess of Liabilities — 0.0%				7,880
Net Assets — 100.0%				$36,993,502

Notes:

*  Non-income producing security.

(a)  Fixed to floating rate. Effective date of change and formula disclosed.

(b)  Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified buyers on a public offering registered under Securities Act of 1933. The security has been deemed liquid by the Adviser. At December 31, 2019, the value of these securities totaled $249,759.

(c)  The rate is the annualized seven-day yield at year end.

Abbreviations used in this schedule:

LIBOR — London Inter-Bank Offered Rate

PLC   — Public Limited Company

SOFR  — Secured Overnight Financing Rate

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

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9

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in securities at value (cost $24,011,888)	$36,985,622
Dividends and interest receivable	118,120
Prepaid expenses	463
Total Assets	37,104,205
Liabilities:
Payable for Fund shares repurchased	41,737
Advisory fees payable	5,791
Accrued other expenses	63,175
Total Liabilities	110,703
Net Assets	$36,993,502
Components of Net Assets:
Paid-in capital	$23,446,725
Total distributable earnings	13,546,777
Net Assets	$36,993,502
Total Fund:
Net Assets	$36,993,502
Shares Issued and Outstanding (unlimited shares authorized, no par value)	1,223,454
Net Asset Value, Redemption Price and Offering Price Per Share	$30.24

The Accompanying Notes are an Integral Part of these Financial Statements.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
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Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Dividend income (Net of foreign tax of $2,188)	$338,779
Interest income	328,230
Total Investment Income	667,009
Expenses:
Advisory fees (Note 3)	228,491
Transfer agent fees and expenses (Note 3)	88,959
Administration and fund accounting fees (Note 3)	74,628
Audit fees	17,502
Shareholder reporting fees	14,013
Legal fees	13,482
Trustees' fees (Note 3)	11,414
Miscellaneous fees	9,628
Compliance fees (Note 3)	6,539
Custody fees (Note 3)	3,195
Insurance fees	2,763
Interest expense	1,332
Total Expenses	471,946
Expenses waived by the Adviser (Note 3)	(157,757)
Net Expenses	314,189
Net Investment Income	352,820
Realized and Unrealized Gain on Investments
Net realized gain on investments	1,816,630
Net change in unrealized appreciation/depreciation on investments	6,156,023
Net Realized and Unrealized Gain on Investments	7,972,653
Net Increase in Net Assets Resulting from Operations	$8,325,473

The Accompanying Notes are an Integral Part of these Financial Statements.

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Statements of changes in net assets

For the year ended December 31,	2019	2018
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$352,820	$373,018
Net realized gain on investments	1,816,630	2,363,352
Net change in unrealized appreciation/depreciation on investments	6,156,023	(2,925,786)
Net Increase (Decrease) in Net Assets Resulting From Operations	8,325,473	(189,416)
Distributions to Shareholders	(1,730,447)	(3,452,501)
Capital Transactions:
Net proceeds from shares sold	738,644	414,318
Reinvestment of distributions	1,730,447	3,452,501
Cost of shares repurchased	(7,181,485)	(4,469,550)
Net Decrease in Net Assets From Capital Transactions	(4,712,394)	(602,731)
Total Increase (Decrease) in Net Assets	1,882,632	(4,244,648)
Net Assets:
Beginning of year	35,110,870	39,355,518
End of year	$36,993,502	$35,110,870
Capital Share Transactions:
Shares sold	25,569	14,027
Shares reinvested	58,679	131,725
Shares repurchased	(261,880)	(156,394)
Net Decrease in Shares Outstanding	(177,632)	(10,642)

The Accompanying Notes are an Integral Part of these Financial Statements.

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Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31,

	2019	2018	2017	2016	2015
Net asset value, beginning of year	$25.06	$27.88	$25.93	$26.29	$29.76
Income (loss) from investment operations:
Net investment income[1]	0.29	0.28	0.29	0.28	0.29
Net realized and unrealized gain (loss) on investments	6.36	(0.42)	4.03	1.36	(0.78)
Total income (loss) from investment operations	6.65	(0.14)	4.32	1.64	(0.49)
Less distributions:
From net investment income	(0.28)	(0.30)	(0.30)	(0.26)	(0.39)
From net realized gain on investments	(1.19)	(2.38)	(2.07)	(1.74)	(2.59)
Total distributions	(1.47)	(2.68)	(2.37)	(2.00)	(2.98)
Net asset value, end of year	$30.24	$25.06	$27.88	$25.93	$26.29
Total return[2]	26.70%	-0.94%	16.74%	6.23%	-1.71%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$36,994	$35,111	$39,356	$37,887	$40,309
Ratios to average net assets Gross expenses	1.34%	1.30%	1.29%	1.28%	1.23%
Net expenses[3,4]	0.89[5]	0.89	0.89	0.89	0.89
Net investment income	1.00	0.96	1.04	1.04	0.99
Portfolio turnover rate	12%	19%	26%	31%	27%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

3  The Adviser has agreed to limit expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to no more than 0.89% of the Fund's average net assets. This expense limitation arrangement cannot be terminated prior to April 30, 2021 without the Board of Trustees' consent.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expense was less than 0.01% for the year ended December 31, 2019.

The Accompanying Notes are an Integral Part of these Financial Statements.

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Notes to financial statements

Note 1. Organization

1919 Variable Socially Responsive Balanced Fund (the "Fund") is a diversified series of Trust for Advised Portfolios (the "Trust"). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company.

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Fund seeks capital appreciation and retention of net investment income.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results may differ from those estimates.

(a) Securities valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by 1919 Investment Counsel, LLC (the "Adviser" or "1919") under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

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Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments*
Common Stocks	$25,498,048	$—	$—	$25,498,048
Collateralized Mortgage Obligations	—	18,767	—	18,767
Corporate Bonds	—	6,562,116	—	6,562,116
Foreign Government Agency Issues	—	817,182	—	817,182
Mortgage Backed Securities	—	160,758	—	160,758
U.S. Government & Agency Obligations	—	2,791,608	—	2,791,608
Total long-term investments	$25,498,048	$10,350,431	$—	$35,848,479
Short-term investment	$1,137,143	$—	$—	$1,137,143
Total investments	$26,635,191	$10,350,431	$—	$36,985,622

*  See Schedule of investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded

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Notes to financial statements (cont'd)

on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risk. The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distribution to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

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(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (''REITs'') held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund's records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund has no examination in progress and is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Note 3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100 million	0.65%
Next $100 million	0.61
Next $100 million	0.51
Over $300 million	0.46

The Adviser has agreed to waive fees and reimburse operating expenses (other than shareholder servicing fees pursuant to a Shareholder Servicing Plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on short sales or

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17

Notes to financial statements (cont'd)

extraordinary expenses such as litigation) so that total annual operating expenses do not exceed 0.89% (the "expense cap"). This expense limitation arrangement cannot be terminated prior to April 30, 2021, without the Board of Trustees' consent.

Effective April 30, 2017, the Adviser is permitted to recapture amounts waived or reimbursed to the Fund over a rolling three year period, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the lesser of the established cap on expenses for that year or the cap in place when the waiver is incurred.

At December 31, 2019, the amounts waived by the Adviser and the eligible recapture periods are as follows:

December 31,
2020:	$155,665
2021:	158,752
2022:	157,757
Total	472,174

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator, fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar"), an affiliate to Fund Services, acts as the Fund's distributor and principal underwriter. For the year ended, December 31, 2019, the Fund incurred the following expenses for administration & fund accounting, transfer agent, compliance and custody fees:

Administration & fund accounting	$74,628
Transfer agent*	$47,225
Compliance	$6,539
Custody	$3,195

*  Statement of operations includes service fees paid to participating insurance companies.

At December 31, 2019, the Fund had payables for administration & fund accounting, transfer agent, compliance and custody fees in the following amounts:

Administration & fund accounting	$12,750
Transfer agent	$6,800
Compliance	$979
Custody	$455

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $11,414 for their services and reimbursement of travel expenses during the year ended December 31, 2019. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

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Note 4. Investment transactions

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follow:

	Investments	U.S. Government & Agency Obligations
Purchases	$3,966,367	$111,199
Sales	9,955,512	1,019,390

Note 5. Income tax information and distributions to shareholders

At December 31, 2019, the components of distributable accumulated earnings (deficit) on a tax basis were as follows:

Cost of Investments for tax purposes	$24,011,888
Gross tax unrealized appreciation	13,141,693
Gross tax unrealized depreciation	(167,959)
Net tax unrealized appreciation on investments	12,973,734
Undistributed ordinary income	87,908
Undistributed long-term capital gains	512,727
Other accumulated earnings	(27,592)
Total distributable earnings	$13,546,777

As of December 31, 2019, the Fund has no capital loss carryforward balance.

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018, was as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distribution Paid From:
Ordinary Income	$342,686	$621,768
Net Long Term Capital Gains	1,387,761	2,830,733

Total $1,730,447	$3,452,501

Note 6. Subsequent events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund's distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund's distributor at the close of the transaction, subject to Board approval.

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Notes to financial statements (cont'd)

Note 7. New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 ("ASU 2017-08"), "Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it requires the premium to be amortized to the earliest call date. The Fund has adopted the provisions of ASU 2017-08 and has concluded that the change in accounting principle does not materially impact the financial statement amounts.

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20

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of 1919 Variable Socially Responsive Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of 1919 Variable Socially Responsive Balanced Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
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Report of independent registered public accounting firm (cont'd)

significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
February 14, 2020

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22

Other information (unaudited)

December 31, 2019

Proxy Voting

The Fund's proxy voting guidelines and a record of the Predecessor Fund's proxy votes for the 12 months ended June 30, 2019 are available without charge, upon request, by calling 1-844-828-1919 and on the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the EDGAR database on the Securities and Exchange Commission's website at www.sec.gov. These Forms may also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the period ended December 31, 2019 was 1.76%.

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 82.35%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2019, was 76.50%.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
23

Approval of investment advisory agreement for the
1919 Variable Socially Responsive Balanced Fund
(unaudited)

At a meeting held on August 13 and 14, 2019, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with 1919 Investment Counsel, LLC ("1919" or the "Adviser"), for the 1919 Variable Socially Responsive Balanced Fund (the "Fund"). Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of 1919, including information regarding its compliance program, chief compliance officer, and compliance record, and its disaster recovery/business continuity plan. The Board also considered the existing relationship between 1919 and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year it had met with the Adviser in person to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that 1919 had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark index. The Board considered that, while the Fund underperformed relative to its benchmark index for the 5- and 10-year periods as of June 30, 2019, it outperformed for the 1- and 3-year periods and outperformed its peer group median/average for all periods. The Board noted that the Fund had achieved more than ten calendar years of performance results.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
24

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain an annual expense cap for the Fund. The Board noted that the Fund's advisory fee was lower than its peer group median and average and that the Fund's net expense ratio was higher than its peer group median and average, but was well within the peer group range. After reviewing the materials that were provided, the Trustees concluded that the fees to be received by 1919 were fair and reasonable.

•  The Trustees considered 1919's assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•  The Trustees considered the profitability of 1919 from managing the Fund. In assessing 1919's profitability, the Trustees reviewed 1919's financial information that was provided in the materials and took into account both the direct and indirect benefits to 1919 from managing the Fund. The Trustees concluded that 1919's profits from managing the Fund were not excessive and, after a review of the relevant financial information, 1919 appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
25

Trustee and officer information (unaudited)

December 31, 2019

Independent Trustees4:

John Chrystal
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1958
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years

Insurance Acquisition Corp., Director (February 2019 – present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2012)

Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J.
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1943
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past 5 years	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014).
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None
Harry E. Resis
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1945
Position(s) held with Trust	Trustee
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past 5 years	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
26

Interested Trustee5:

Christopher E. Kashmerick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1974
Position(s) held with Trust	Trustee, Chairman, President and Principal Executive Officer
Term of office[1] and length of time served	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Number of portfolios in fund complex[2] overseen by Trustee	4
Other Directorships[3] held during past 5 years by Trustee	None

Officers:

Steven J. Jensen
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1957
Position(s) held with Trust	Vice President, Chief Compliance Officer and AML Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1980
Position(s) held with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2014
Principal occupation(s) during past 5 years	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)

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Trustee and officer information (unaudited) (cont'd)

December 31, 2019

Officers cont'd:

Scott A. Resnick
615 E. Michigan Street
Milwaukee, WI 53202
Year of birth	1983
Position(s) held with Trust	Secretary
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during past 5 years	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 – present); Associate, Legal & Compliance, PIMCO (2012 – 2018)

1  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

2  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

3  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

4  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

5  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund's distributor.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (844) 828-1919.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
28

Privacy notice

The 1919 Funds collect non-public information about you from the following sources:

Information we receive about you on applications or other forms;
Information you give us orally; and/or
Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing a Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

1919 Variable Socially Responsive Balanced Fund 2019 Annual Report
29

1919
Variable Socially Responsive Balanced Fund

Investment adviser

1919 Investment Counsel, LLC
One South Street, Suite 2500
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer agent, fund accountant and fund administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent registered public accounting firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave. NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

1919 Financial Services Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$12,400	$12,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$17,500	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Socially Responsive Balanced Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$14,400	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$14,400	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1919 Financial Services Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Maryland Tax-Free Income Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Socially Responsive Balanced Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1919 Variable Socially Responsive Balanced Fund

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

1919 Financial Services Fund

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Maryland Tax-Free Income Fund

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

1919 Variable Socially Responsive Balanced Fund

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	3/4/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	3/4/2020

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	3/4/2020